UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21563

Eaton Vance Short Duration Diversified Income Fund

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

October 31, 2012

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance Short Duration Diversified Income Fund (EVG) Annual Report October 31, 2012

Managed Distribution Plan. Pursuant to an exemptive order issued by the Securities and Exchange Commission (Order), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a Managed Distribution Plan (MDP) pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund currently distributes monthly cash distributions equal to $0.09 per share in accordance with the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees and the Board may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

The Fund may distribute more than its net investment income and net realized capital gains and, therefore, a distribution may include a return of capital. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income.’ With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions contained in the notice and press release are only estimates and are not provided for tax purposes. The amounts and sources of the Fund’s distributions for tax purposes will be reported to shareholders on Form 1099-DIV for each calendar year.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report October 31, 2012

Eaton Vance

Short Duration Diversified Income Fund

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	3

Endnotes and Additional Disclosures	4

Consolidated Financial Statements	5

Report of Independent Registered Public Accounting Firm	48

Federal Tax Information	49

Notice to Shareholders	50

Dividend Reinvestment Plan	51

Management and Organization	53

Important Notices	55

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The 12-month period ended October 31, 2012 was a year dominated by central bank easing. The most aggressive action took place in developed-market countries that are burdened with debt. With their key policy rates already near zero, the U.S. Federal Reserve (the Fed), Bank of Japan and Bank of England relied on quantitative easing (QE) to try to reduce longer-term borrowing costs and spur economic growth. In particular, weak labor market conditions and sluggish economic growth in the United States drove the Fed’s additional QE. In addition, the Fed continued with “Operation Twist,” a stimulus program that was set to expire in June 2012 but that was extended through the end of 2012. The European Central Bank (ECB) offered low-interest, three-year loans to banks, as the region’s debt crisis made it difficult for banks to fund their operations in the public markets. The ECB also cut its main interest rate three times, to a record low of 0.75%, and unveiled a plan to buy bonds of troubled eurozone governments.

The policies from the Fed aimed at keeping interest rates low bolstered demand for U.S. government-backed investments in the second half of the period. In addition to the continuation of “Operation Twist” announced in June 2012, the Fed in September 2012 announced its plan to keep policy rates at or near zero until at least mid-2015 and also announced further monetary stimulus with its third round of QE. This new QE3 program came in the form of open-ended U.S. government agency mortgage-backed security (MBS) purchases. Against this already favorable backdrop for high-quality fixed-income securities, investor demand for agency mortgage-backed securities further increased after the September 2012 announcement, with yield spreads compared to Treasurys tightening to their lows of the year.

The world’s bond markets generally posted positive returns during the fiscal year. Higher-risk securities delivered some of the strongest gains, as investors chased yield in the low-rate environment. For example, local bond prices appreciated throughout much of the emerging world. In the foreign exchange markets, most Latin American and Asian currencies strengthened versus the U.S. dollar, and most Central and Eastern European currencies strengthened versus the euro. On a total return basis, the Mexican peso and Philippine peso did especially well versus the U.S. dollar, while the Polish zloty was a standout performer versus the euro.

Throughout the period, the floating-rate market exhibited resilience amid low U.S. economic growth and uncertainty regarding U.S. fiscal policy. This resilience was due to favorable market technical and fundamental conditions. The net supply of floating-rate loans was moderate, as loan repayments by issuers helped offset new issue supply coming to market. Improved economic data and the Fed’s pledge to keep interest rates low appeared to have fueled investor demand for higher-yielding alternatives to government bonds. Other investors turned to floating-rate loans for protection against potentially rising interest rates. For the period, the modest growth in the overall supply of loans was easily absorbed due to widespread investor demand. In terms of market fundamentals, improving corporate balance sheets and better-than-expected earnings growth also helped bolster loans. Furthermore, the default rate in the market remained well below longer-term averages, ending October 31, 2012 at 1.1% by principal amount on a last-12-months basis, according to S&P Leveraged Commentary Data (LCD).

Fund Performance

For the fiscal year ended October 31,2012, Eaton Vance Short Duration Diversified Income Fund (the Fund) had a total return of 6.92% at net asset value (NAV).

Investments in mortgage-backed securities contributed positively to the Fund’s performance. The Fund maintained its focus on seasoned agency MBS, due to the relatively low prepayment profile on these loans which originated more than a decade ago. Amid economic uncertainty and the Fed’s renewed involvement in the MBS market, agency MBS saw spreads to Treasurys tighten, as there continued to be demand from investors looking to pick up additional yield with comparable credit quality. The Fund also benefited from its investment in seasoned inverse interest-only MBS, as there was substantial spread tightening in the sector over the year.

The Fund’s exposure to international markets contributed positively to performance during the 12-month period. Investing both long and short in a variety of sovereign instruments, the Fund recorded positive results in most geographic regions. Long positions in Venezuela, Philippines and Poland were significant contributors to overall performance. Detracting from Fund results was a long position in Argentina and short positions in France and Japan.

Investments in senior secured loans also boosted Fund performance. At the start of the period, the asset class was recovering from a late-summer 2011 sell-off. Prices continued to appreciate during the 12-month period, as favorable macroeconomic developments and positive technical trends provided a supportive environment for risk assets. Improving company fundamentals, earnings growth and low new default rates also favorably impacted the performance of loans in the portfolio. An underweighting in publishing sector loans, as well as loans in lower ratings categories, detracted somewhat from Fund performance.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

2

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Performance2

Portfolio Managers Scott H. Page, CFA, Payson F. Swaffield, CFA, Eric A. Stein, CFA, Catherine C. McDermott and Andrew Szczurowski, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Since Inception
Fund at NAV	2/28/2005	6.92%	6.84%	6.83%
Fund at Market Price	—	12.87	8.66	6.40

% Premium/Discount to NAV
				–3.02%

Distributions[3]
Total Distributions per share for the period				$1.080
Distribution Rate at NAV				6.05%
Distribution Rate at Market Price				6.24%

% Total Leverage[4]
Derivatives				33.74%
Borrowings				16.84

Fund Profile

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Endnotes and Additional Disclosures

1	The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

2	Performance results reflect the effects of leverage.

3	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be composed of ordinary income, tax-exempt income, net realized capital gains and return of capital.

4	The Fund employs leverage through derivatives and borrowings. Total leverage is shown as a percentage of the Fund’s aggregate net assets plus the absolute notional value of long and short derivatives and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund is required to maintain prescribed asset coverage for its derivatives and borrowings, which could be reduced if Fund asset values decline.

5	Total leveraged assets include all assets of the Fund (including those acquired with financial leverage), the absolute notional value of long and short forward foreign currency contracts and other derivatives held by the Fund. Asset Allocation as a percentage of the Fund’s net assets amounted to 202.4%. Please refer to the definition of total leveraged assets within the Notes to Consolidated Financial Statements included herein.

Fund profile subject to change due to active management.

Important Notice to Shareholders

Effective December 6, 2012, Eric A. Stein joined the portfolio management team of the Fund. Mr. Stein is a Vice President of Eaton Vance Management, and also co-manages other Eaton Vance portfolios. Mr. Stein replaced Mark S. Venezia, who retired from Eaton Vance in December 2012.

In October of 2012, the Fund eliminated the 15% limit on the Fund’s ability to execute short sales. The Fund will continue to be required to not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short.

4

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments

Senior Floating-Rate Interests — 47.5%(1)

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.5%
Booz Allen Hamilton Inc.
Term Loan, 4.50%, Maturing July 31, 2019	175	$176,294
DAE Aviation Holdings, Inc.
Term Loan, 7.25%, Maturing July 31, 2014	109	108,960
Term Loan, 7.25%, Maturing July 31, 2014	115	114,894
Sequa Corporation
Term Loan, 3.62%, Maturing December 3, 2014	397	396,857
TASC, Inc.
Term Loan, 4.50%, Maturing December 18, 2015	296	296,280
Transdigm, Inc.
Term Loan, 4.00%, Maturing February 14, 2017	199	199,781
Term Loan, 4.00%, Maturing February 14, 2017	442	443,921

		$1,736,987

Air Transport — 0.2%
Orbitz Worldwide Inc.
Term Loan, 3.21%, Maturing July 25, 2014	712	$695,917

		$695,917

Automotive — 2.4%
Allison Transmission, Inc.
Term Loan, 2.72%, Maturing August 7, 2014	199	$199,520
Term Loan, 4.25%, Maturing August 23, 2019	524	527,296
Autoparts Holdings Limited
Term Loan, 6.50%, Maturing July 28, 2017	298	296,628
Chrysler Group LLC
Term Loan, 6.00%, Maturing May 24, 2017	1,384	1,417,559
Delphi Corporation
Term Loan, 3.50%, Maturing March 31, 2017	366	368,034
Federal-Mogul Corporation
Term Loan, 2.15%, Maturing December 29, 2014	929	876,289
Term Loan, 2.15%, Maturing December 28, 2015	549	517,414
Goodyear Tire & Rubber Company (The)
Term Loan - Second Lien, 4.75%, Maturing April 30, 2019	1,150	1,162,937
HHI Holdings LLC
Term Loan, 6.00%, Maturing October 3, 2018	400	400,000
Metaldyne Company LLC
Term Loan, 5.25%, Maturing May 18, 2017	789	793,181
SRAM, LLC
Term Loan - Second Lien, 4.78%, Maturing June 7, 2018	204	205,826

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Automotive (continued)
Tomkins LLC
Term Loan, 4.25%, Maturing September 29, 2016	400	$402,440
TriMas Corporation
Term Loan, Maturing October 10, 2019(2)	175	175,438
Veyance Technologies, Inc.
Term Loan, 2.47%, Maturing July 31, 2014	83	82,740
Term Loan, 2.47%, Maturing July 31, 2014	582	577,656
Term Loan - Second Lien, 5.96%, Maturing July 31, 2015	200	194,000

		$8,196,958

Building and Development — 0.3%
Goodman Global Inc.
Term Loan, 5.75%, Maturing October 28, 2016	349	$350,566
Preferred Proppants, LLC
Term Loan, 7.50%, Maturing December 15, 2016	124	117,704
RE/MAX International, Inc.
Term Loan, 5.50%, Maturing April 15, 2016	396	398,902

		$867,172

Business Equipment and Services — 4.2%
ACCO Brands Corporation
Term Loan, 4.25%, Maturing April 30, 2019	100	$100,557
Acosta, Inc.
Term Loan, 5.00%, Maturing March 1, 2018	369	371,625
Acxiom Corporation
Term Loan, 3.31%, Maturing March 15, 2015	253	254,922
Advantage Sales & Marketing, Inc.
Term Loan, 5.25%, Maturing December 18, 2017	368	369,266
Affinion Group, Inc.
Term Loan, 5.00%, Maturing July 16, 2015	1,025	968,225
Altegrity, Inc.
Term Loan, 2.96%, Maturing February 21, 2015	365	339,304
Brand Energy & Infrastructure Services, Inc.
Term Loan, Maturing October 16, 2016(2)	34	33,871
Term Loan, Maturing October 16, 2018(2)	141	140,659
Brickman Group Holdings Inc.
Term Loan, 5.50%, Maturing October 14, 2016	289	293,734
ClientLogic Corporation
Term Loan, 7.10%, Maturing January 30, 2017	165	161,611
CPM Acquisition Corp.
Term Loan, 6.25%, Maturing August 29, 2017	100	100,812

5	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
Education Management LLC
Term Loan, 4.38%, Maturing June 1, 2016		249	$209,618
Term Loan, 8.25%, Maturing March 29, 2018		373	330,877
EIG Investors Corp.
Term Loan, 7.75%, Maturing April 20, 2018		349	351,089
Expert Global Solutions, Inc.
Term Loan, 8.00%, Maturing April 3, 2018		348	351,732
Genesys Telecom Holdings, U.S., Inc.
Term Loan, 6.75%, Maturing January 31, 2019		124	126,318
Genpact International, Inc.
Term Loan, 4.25%, Maturing August 30, 2019		325	326,219
Go Daddy Operating Company, LLC
Term Loan, 5.50%, Maturing December 17, 2018		521	519,651
IG Investment Holdings, LLC
Term Loan, Maturing October 31, 2019(2)		150	149,812
Infor (US), Inc.
Term Loan, 5.25%, Maturing April 5, 2018		898	908,551
KAR Auction Services, Inc.
Term Loan, 5.00%, Maturing May 19, 2017		567	571,260
Kronos Incorporated
Term Loan, Maturing October 25, 2019(2)		300	300,750
Term Loan - Second Lien, Maturing April 24, 2020(2)		175	175,437
Language Line, LLC
Term Loan, 6.25%, Maturing June 20, 2016		420	417,932
Mitchell International, Inc.
Term Loan, 2.50%, Maturing March 28, 2014		177	176,786
Monitronics International Inc.
Term Loan, 5.50%, Maturing March 16, 2018		149	150,680
Quintiles Transnational Corp.
Term Loan, 5.00%, Maturing June 8, 2018		839	846,300
Sabre, Inc.
Term Loan, 2.21%, Maturing September 30, 2014		314	313,192
Sensus USA Inc.
Term Loan, 4.75%, Maturing May 9, 2017		123	123,587
SunGard Data Systems, Inc.
Term Loan, 3.90%, Maturing February 26, 2016		1,598	1,604,203
Term Loan, 3.97%, Maturing February 28, 2017		57	56,839
Trans Union, LLC
Term Loan, 5.50%, Maturing February 12, 2018		995	1,005,645
Travelport LLC
Term Loan, 4.65%, Maturing August 21, 2015	EUR	370	456,390

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
West Corporation
Term Loan, 5.50%, Maturing July 15, 2016		336	$340,325
Term Loan, 5.50%, Maturing July 15, 2016		957	968,251
Term Loan, 5.75%, Maturing June 29, 2018		224	227,243

			$14,143,273

Cable and Satellite Television — 2.0%
Atlantic Broadband Finance, LLC
Term Loan, 5.25%, Maturing April 4, 2019		224	$225,880
Term Loan - Second Lien, 9.75%, Maturing October 4, 2019		200	208,000
BBHI Acquisition LLC
Term Loan, 4.50%, Maturing December 14, 2017		221	222,168
Cequel Communications, LLC
Term Loan, 4.00%, Maturing February 14, 2019		796	798,488
Charter Communications Operating, LLC
Term Loan, 4.00%, Maturing May 15, 2019		498	501,418
CSC Holdings, Inc.
Term Loan, 1.96%, Maturing March 29, 2016		1,433	1,433,251
Lavena Holdings 4 GmbH
Term Loan, 2.95%, Maturing March 6, 2015	EUR	56	67,982
Term Loan, 3.32%, Maturing March 4, 2016	EUR	56	67,982
MCC Iowa LLC
Term Loan, 1.93%, Maturing January 30, 2015		1,413	1,403,978
UPC Broadband Holding B.V.
Term Loan, 3.87%, Maturing December 31, 2016	EUR	1,394	1,797,307

			$6,726,454

Chemicals and Plastics — 1.8%
Ashland, Inc.
Term Loan, 3.75%, Maturing August 23, 2018		296	$298,462
AZ Chem US Inc.
Term Loan, 7.25%, Maturing December 22, 2017		197	201,185
Celanese U.S. Holdings LLC
Term Loan, 3.11%, Maturing October 31, 2016		400	402,942
Huntsman International, LLC
Term Loan, 2.79%, Maturing April 19, 2017		1,516	1,514,191
Ineos US Finance LLC
Term Loan, 6.50%, Maturing May 4, 2018		1,194	1,212,403
MacDermid, Inc.
Term Loan, 2.31%, Maturing April 11, 2014	EUR	301	389,823
Momentive Performance Materials Inc.
Term Loan, 3.75%, Maturing May 5, 2015		124	124,220

6	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Momentive Performance Materials USA Inc.
Term Loan, 3.75%, Maturing May 5, 2015	218	$217,468
Momentive Specialty Chemicals Inc.
Term Loan, 4.00%, Maturing May 5, 2015	347	345,808
Term Loan, 4.13%, Maturing May 5, 2015	149	148,488
Styron S.A.R.L., LLC
Term Loan, 8.00%, Maturing August 2, 2017	354	338,845
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.25%, Maturing February 8, 2018	32	32,334
Term Loan, 4.25%, Maturing February 8, 2018	118	118,486
Univar Inc.
Term Loan, 5.00%, Maturing June 30, 2017	791	784,590

		$6,129,245

Clothing / Textiles — 0.1%
Ascena Retail Group, Inc.
Term Loan, 4.75%, Maturing June 14, 2018	125	$125,545
Wolverine Worldwide, Inc.
Term Loan, 5.25%, Maturing July 31, 2019	100	101,187

		$226,732

Conglomerates — 1.2%
Jarden Corporation
Term Loan, 3.21%, Maturing March 30, 2018	521	$523,187
Rexnord Corporation
Term Loan, 4.50%, Maturing April 2, 2018	968	975,550
RGIS Services, LLC
Term Loan, 4.61%, Maturing October 18, 2016	752	750,073
Term Loan, 5.50%, Maturing October 18, 2017	274	274,644
Rocket Software, Inc.
Term Loan, 5.75%, Maturing February 8, 2018	298	299,797
Spectrum Brands, Inc.
Term Loan, 5.02%, Maturing June 17, 2016	354	355,140
Walter Energy, Inc.
Term Loan, 5.75%, Maturing April 2, 2018	887	876,495

		$4,054,886

Containers and Glass Products — 0.8%
Berry Plastics Holding Corporation
Term Loan, 2.21%, Maturing April 3, 2015	765	$761,040
BWAY Corporation
Term Loan, 5.25%, Maturing February 23, 2018	52	52,077
Term Loan, 5.25%, Maturing February 23, 2018	464	464,624

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Containers and Glass Products (continued)
Pelican Products, Inc.
Term Loan, 7.00%, Maturing July 11, 2018	249	$251,245
Reynolds Group Holdings Inc.
Term Loan, 4.75%, Maturing September 20, 2018	800	804,448
TricorBraun, Inc.
Term Loan, 5.50%, Maturing May 3, 2018	424	427,117

		$2,760,551

Cosmetics / Toiletries — 0.2%
Bausch & Lomb, Inc.
Term Loan, 5.25%, Maturing May 17, 2019	599	$605,981

		$605,981

Drugs — 0.4%
Aptalis Pharma, Inc.
Term Loan, 5.50%, Maturing February 10, 2017	248	$249,347
Term Loan, 5.50%, Maturing February 10, 2017	249	249,838
Par Pharmaceutical Companies, Inc.
Term Loan, 5.00%, Maturing September 30, 2019	225	224,900
Warner Chilcott Company, LLC
Term Loan, 4.25%, Maturing March 15, 2018	139	139,901
Warner Chilcott Corporation
Term Loan, 4.25%, Maturing March 15, 2018	106	106,257
Term Loan, 4.25%, Maturing March 15, 2018	278	279,803
WC Luxco S.a.r.l.
Term Loan, 4.25%, Maturing March 15, 2018	191	192,364

		$1,442,410

Ecological Services and Equipment — 0.1%
ADS Waste Holdings
Term Loan, 5.25%, Maturing September 11, 2019	400	$404,208

		$404,208

Electronics / Electrical — 3.3%
Aeroflex Incorporated
Term Loan, Maturing May 9, 2018(2)	500	$501,719
Aspect Software, Inc.
Term Loan, 6.25%, Maturing May 6, 2016	347	342,473
Attachmate Corporation
Term Loan, 7.25%, Maturing November 22, 2017	589	595,521
CommScope, Inc.
Term Loan, 4.25%, Maturing January 12, 2018	1,936	1,953,113

7	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
CompuCom Systems, Inc.
Term Loan, 6.50%, Maturing October 2, 2018	150	$150,281
Dealer Computer Services, Inc.
Term Loan, 3.75%, Maturing April 20, 2018	305	306,666
DG FastChannel, Inc.
Term Loan, 5.75%, Maturing July 26, 2018	281	271,111
Eagle Parent, Inc.
Term Loan, 5.00%, Maturing May 16, 2018	518	522,196
Edwards (Cayman Islands II) Limited
Term Loan, 5.50%, Maturing May 31, 2016	193	193,739
Freescale Semiconductor, Inc.
Term Loan, 4.46%, Maturing December 1, 2016	933	914,085
Magic Newco LLC
Term Loan, 7.25%, Maturing December 12, 2018	275	276,203
Microsemi Corporation
Term Loan, 4.00%, Maturing February 2, 2018	277	279,698
Nxp B.V.
Term Loan, 4.50%, Maturing March 3, 2017	542	550,328
Term Loan, 5.50%, Maturing March 3, 2017	198	202,538
Term Loan, 5.25%, Maturing March 19, 2019	299	303,226
Open Solutions, Inc.
Term Loan, 2.44%, Maturing January 23, 2014	307	297,070
Rovi Solutions Corporation
Term Loan, 4.00%, Maturing March 29, 2019	149	146,638
Sensata Technologies Finance Company, LLC
Term Loan, 4.00%, Maturing May 11, 2018	691	694,706
Serena Software, Inc.
Term Loan, 4.22%, Maturing March 10, 2016	1,185	1,176,112
Shield Finance Co. S.A.R.L.
Term Loan, 6.50%, Maturing May 10, 2019	200	200,747
Sophia, L.P.
Term Loan, 6.25%, Maturing July 19, 2018	245	249,043
SS&C Technologies Inc.
Term Loan, 5.00%, Maturing June 7, 2019	24	24,636
Term Loan, 5.00%, Maturing June 7, 2019	236	238,519
VeriFone Inc.
Term Loan, 4.25%, Maturing December 28, 2018	215	215,607
Wall Street Systems, Inc.
Term Loan, Maturing October 24, 2019(2)	225	222,188
Web.com Group, Inc.
Term Loan, 7.00%, Maturing October 27, 2017	380	380,141

		$11,208,304

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Equipment Leasing — 0.2%
Delos Aircraft Inc.
Term Loan, 4.75%, Maturing April 12, 2016	225	$228,656
Flying Fortress Inc.
Term Loan, 5.00%, Maturing June 30, 2017	600	610,500

		$839,156

Financial Intermediaries — 1.7%
American Capital Holdings, Inc.
Term Loan, 5.50%, Maturing August 22, 2016	175	$176,313
Asset Acceptance Capital Corp.
Term Loan, 8.75%, Maturing November 14, 2017	241	243,031
Citco III Limited
Term Loan, 5.50%, Maturing June 29, 2018	618	623,723
First Data Corporation
Term Loan, 2.96%, Maturing September 24, 2014	44	44,455
Term Loan, 5.21%, Maturing September 24, 2018	250	245,677
Harbourvest Partners, LLC
Term Loan, 6.25%, Maturing December 16, 2016	201	201,761
LPL Holdings, Inc.
Term Loan, 2.71%, Maturing March 29, 2017	146	144,605
Term Loan, 4.00%, Maturing March 29, 2019	1,468	1,475,881
Mercury Payment Systems Canada, LLC
Term Loan, 5.50%, Maturing July 3, 2017	50	50,500
Nuveen Investments, Inc.
Term Loan, 5.85%, Maturing May 12, 2017	1,019	1,020,694
Term Loan, 5.84%, Maturing May 13, 2017	231	231,157
Oz Management LP
Term Loan, 1.71%, Maturing November 15, 2016	224	200,428
RPI Finance Trust
Term Loan, 3.50%, Maturing May 9, 2018	665	668,542
Term Loan, 4.00%, Maturing November 9, 2018	299	300,735
Vantiv, LLC
Term Loan, 3.75%, Maturing March 27, 2019	75	74,858

		$5,702,360

Food Products — 1.5%
AdvancePierre Foods, Inc.
Term Loan, 5.75%, Maturing July 10, 2017	250	$252,396
Blue Buffalo Company, Ltd.
Term Loan, 6.50%, Maturing August 8, 2019	225	226,688
Clearwater Seafoods Limited Partnership
Term Loan, 6.75%, Maturing June 6, 2018	200	200,248
Del Monte Foods Company
Term Loan, 4.50%, Maturing March 8, 2018	1,198	1,198,449

8	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Dole Food Company Inc.
Term Loan, 5.04%, Maturing July 6, 2018		190	$190,906
High Liner Foods Incorporated
Term Loan, 7.00%, Maturing December 19, 2017		249	250,146
JBS USA Holdings Inc.
Term Loan, 4.25%, Maturing May 25, 2018		992	992,462
NBTY, Inc.
Term Loan, 4.25%, Maturing October 2, 2017		388	390,138
Pinnacle Foods Finance LLC
Term Loan, 4.75%, Maturing October 17, 2018		923	926,532
Solvest Ltd.
Term Loan, 5.02%, Maturing July 6, 2018		340	341,621

			$4,969,586

Food Service — 2.1%
Aramark Corporation
Term Loan, 3.40%, Maturing July 26, 2016		43	$42,747
Term Loan, 3.46%, Maturing July 26, 2016		1,168	1,171,483
Term Loan, 3.46%, Maturing July 26, 2016		77	77,043
Term Loan, 3.57%, Maturing July 26, 2016		529	530,639
Term Loan, 3.97%, Maturing July 26, 2016	GBP	523	833,171
Buffets, Inc.
Term Loan, 0.24%, Maturing April 22, 2015(3)		29	28,688
Burger King Corporation
Term Loan, 3.75%, Maturing September 27, 2019		575	578,055
DineEquity, Inc.
Term Loan, 4.25%, Maturing October 19, 2017		210	211,928
Dunkin’ Brands, Inc.
Term Loan, 4.00%, Maturing November 23, 2017		535	537,200
Landry’s, Inc.
Term Loan, 6.50%, Maturing April 24, 2018		249	251,808
OSI Restaurant Partners, LLC
Term Loan, 4.75%, Maturing October 24, 2019		525	527,231
US Foods, Inc.
Term Loan, 5.75%, Maturing March 31, 2017		492	486,055
Weight Watchers International, Inc.
Term Loan, 4.00%, Maturing March 15, 2019		1,264	1,267,757
Wendy’s International, Inc.
Term Loan, 4.75%, Maturing May 15, 2019		375	378,945

			$6,922,750

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food / Drug Retailers — 1.5%
Alliance Boots Holdings Limited
Term Loan, 3.08%, Maturing July 9, 2015	EUR	1,000	$1,268,374
Term Loan, 3.49%, Maturing July 9, 2015	GBP	300	469,345
General Nutrition Centers, Inc.
Term Loan, 3.75%, Maturing March 2, 2018		856	858,107
Rite Aid Corporation
Term Loan, 1.97%, Maturing June 4, 2014		947	940,738
Term Loan, 4.50%, Maturing March 2, 2018		1,406	1,403,292
Sprouts Farmers Markets Holdings, LLC
Term Loan, 6.00%, Maturing April 18, 2018		249	251,869

			$5,191,725

Health Care — 5.8%
Alere, Inc.
Term Loan, 4.75%, Maturing June 30, 2017		769	$774,869
AssuraMed.
Term Loan, Maturing October 23, 2019(2)		175	176,021
Aveta, Inc.
Term Loan, 8.50%, Maturing April 4, 2017		241	240,775
Term Loan, 8.50%, Maturing April 4, 2017		241	240,775
Term Loan, Maturing October 9, 2017(2)		145	144,013
Term Loan, Maturing October 26, 2017(2)		105	104,737
Biomet Inc.
Term Loan, 3.96%, Maturing July 25, 2017		736	741,711
Catalent Pharma Solutions Inc.
Term Loan, 4.21%, Maturing September 15, 2016		403	404,701
Community Health Systems, Inc.
Term Loan, 3.92%, Maturing January 25, 2017		1,370	1,377,899
Convatec Inc.
Term Loan, 5.00%, Maturing December 22, 2016		100	100,750
DaVita, Inc.
Term Loan, 4.50%, Maturing October 20, 2016		639	643,252
Term Loan, Maturing September 2, 2019(2)		625	627,604
DJO Finance LLC
Term Loan, 5.21%, Maturing November 1, 2016		344	345,130
Term Loan, 6.25%, Maturing September 15, 2017		100	100,097
Drumm Investors LLC
Term Loan, 5.00%, Maturing May 4, 2018		296	285,980
Emdeon, Inc.
Term Loan, 5.00%, Maturing November 2, 2018		149	150,999
Emergency Medical Services Corporation
Term Loan, 5.25%, Maturing May 25, 2018		408	412,224

9	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Fenwal, Inc.
Term Loan, 2.67%, Maturing February 28, 2014	68	$68,083
Term Loan, 2.67%, Maturing February 28, 2014	397	397,005
Grifols Inc.
Term Loan, 4.50%, Maturing June 1, 2017	592	599,052
HCA, Inc.
Term Loan, 3.61%, Maturing March 31, 2017	1,091	1,094,399
Term Loan, 3.46%, Maturing May 1, 2018	1,155	1,157,797
Health Management Associates, Inc.
Term Loan, 4.50%, Maturing November 16, 2018	671	678,078
Hologic Inc.
Term Loan, 4.50%, Maturing August 1, 2019	374	378,777
Iasis Healthcare LLC
Term Loan, 5.00%, Maturing May 3, 2018	320	321,526
inVentiv Health, Inc.
Term Loan, 6.50%, Maturing August 4, 2016	986	964,507
Kindred Healthcare, Inc.
Term Loan, 5.25%, Maturing June 1, 2018	197	194,786
Kinetic Concepts, Inc.
Term Loan, 7.00%, Maturing May 4, 2018	844	856,279
Multiplan, Inc.
Term Loan, 4.75%, Maturing August 26, 2017	425	427,380
MX USA, Inc.
Term Loan, 6.50%, Maturing April 28, 2017	100	99,002
One Call Medical, Inc.
Term Loan, 7.00%, Maturing August 16, 2019	175	175,875
Onex Carestream Finance LP
Term Loan, 5.00%, Maturing February 25, 2017	246	244,012
Pharmaceutical Product Development, Inc.
Term Loan, 6.25%, Maturing December 5, 2018	372	377,189
Radnet Management, Inc.
Term Loan, 5.51%, Maturing September 30, 2018	300	300,688
Select Medical Corporation
Term Loan, 5.50%, Maturing June 1, 2018	593	597,684
Sheridan Holdings, Inc.
Term Loan, 6.00%, Maturing June 29, 2018	100	100,685
TriZetto Group, Inc. (The)
Term Loan, 4.75%, Maturing May 2, 2018	296	295,463
Truven Health Analytics Inc.
Term Loan, 5.75%, Maturing June 1, 2019	325	326,016
Universal Health Services, Inc.
Term Loan, 3.75%, Maturing November 15, 2016	516	518,452

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Valeant Pharmaceuticals International, Inc.
Term Loan, 4.25%, Maturing February 13, 2019		399	$401,194
Term Loan, Maturing September 27, 2019(2)		400	402,200
Vanguard Health Holding Company II, LLC
Term Loan, 5.00%, Maturing January 29, 2016		733	738,701
VWR Funding, Inc.
Term Loan, 2.71%, Maturing June 30, 2014		460	460,329
Term Loan, 4.46%, Maturing April 3, 2017		460	462,148

			$19,508,844

Home Furnishings — 0.1%
Oreck Corporation
Term Loan - Second Lien, 3.88%, Maturing March 19, 2016(3)		85	$76,510
Serta Simmons Holdings, LLC
Term Loan, 5.00%, Maturing October 1, 2019		325	325,339

			$401,849

Industrial Equipment — 1.2%
Colfax Corporation
Term Loan, 4.50%, Maturing January 11, 2019		1,243	$1,256,987
Generac Power Systems, Inc.
Term Loan, 6.25%, Maturing February 8, 2019		299	306,357
Grede LLC
Term Loan, 7.00%, Maturing April 3, 2017		319	319,296
Husky Injection Molding Systems Ltd.
Term Loan, 5.75%, Maturing June 29, 2018		466	472,442
Kion Group GMBH
Term Loan, 3.36%, Maturing December 23, 2014(4)	EUR	202	257,439
Term Loan, 3.86%, Maturing December 29, 2015	EUR	202	257,440
Tank Holding Corp.
Term Loan, 5.50%, Maturing July 9, 2019		197	198,312
Terex Corporation
Term Loan, 4.50%, Maturing April 28, 2017		995	1,003,214

			$4,071,487

Insurance — 1.7%
Alliant Holdings I, Inc.
Term Loan, 3.36%, Maturing August 21, 2014		467	$466,064
AmWINS Group, Inc.
Term Loan, 5.75%, Maturing June 6, 2019		200	200,248
Term Loan - Second Lien, 9.25%, Maturing December 6, 2019		625	627,734

10	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
Applied Systems, Inc.
Term Loan, 5.50%, Maturing December 8, 2016	284	$285,209
Asurion LLC
Term Loan, 5.50%, Maturing May 24, 2018	2,138	2,155,890
Term Loan - Second Lien, 9.00%, Maturing May 24, 2019	100	103,934
CCC Information Services, Inc.
Term Loan, 5.75%, Maturing November 11, 2015	239	239,972
CNO Financial Group, Inc.
Term Loan, 4.25%, Maturing September 20, 2016	200	201,500
Cunningham Lindsey Group Inc.
Term Loan, Maturing October 29, 2019(2)	125	125,234
Hub International Limited
Term Loan, 4.71%, Maturing June 13, 2017	688	693,142
USI Holdings Corporation
Term Loan, 2.72%, Maturing May 5, 2014	694	694,586

		$5,793,513

Leisure Goods / Activities / Movies — 2.6%
Alpha D2 Limited
Term Loan, 6.00%, Maturing April 29, 2019	373	$376,856
AMC Entertainment, Inc.
Term Loan, 4.25%, Maturing December 15, 2016	1,908	1,921,045
AMC Networks Inc.
Term Loan, 4.00%, Maturing December 31, 2018	272	273,769
Bombardier Recreational Products, Inc.
Term Loan, 4.46%, Maturing June 28, 2016	516	519,706
Cinemark USA, Inc.
Term Loan, 3.47%, Maturing April 29, 2016	963	970,131
Clubcorp Club Operations, Inc.
Term Loan, 6.00%, Maturing November 30, 2016	495	498,984
Live Nation Entertainment, Inc.
Term Loan, 4.50%, Maturing November 7, 2016	512	515,287
Regal Cinemas, Inc.
Term Loan, 3.24%, Maturing August 23, 2017	1,204	1,208,935
Revolution Studios Distribution Company, LLC
Term Loan, 3.97%, Maturing December 21, 2014(3)	217	177,046
Term Loan - Second Lien, 7.22%, Maturing June 21, 2015(3)	225	119,813
SeaWorld Parks & Entertainment, Inc.
Term Loan, 2.93%, Maturing February 17, 2016	237	236,779
Term Loan, 4.00%, Maturing August 17, 2017	340	342,596
Six Flags Theme Parks, Inc.
Term Loan, 4.25%, Maturing December 20, 2018	900	907,027

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
Town Sports International Inc.
Term Loan, 5.75%, Maturing May 11, 2018	170	$172,573
Warner Music Group Corp.
Term Loan, Maturing October 25, 2018(2)	100	100,500
Zuffa LLC
Term Loan, 2.25%, Maturing June 19, 2015	474	467,038

		$8,808,085

Lodging and Casinos — 1.1%
Affinity Gaming, LLC
Term Loan, 5.50%, Maturing November 9, 2017	498	$504,341
Ameristar Casinos, Inc.
Term Loan, 4.00%, Maturing April 16, 2018	990	997,612
Caesars Entertainment Operating Company
Term Loan, 5.46%, Maturing January 26, 2018	1,174	1,057,101
Las Vegas Sands LLC
Term Loan, 2.72%, Maturing November 23, 2016	162	162,150
Term Loan, 2.72%, Maturing November 23, 2016	804	804,321
Pinnacle Entertainment, Inc.
Term Loan, 4.00%, Maturing March 19, 2019	100	100,122

		$3,625,647

Nonferrous Metals / Minerals — 0.5%
Arch Coal Inc.
Term Loan, 5.75%, Maturing May 16, 2018	474	$478,220
Fairmount Minerals LTD
Term Loan, 5.25%, Maturing March 15, 2017	446	446,334
Noranda Aluminum Acquisition Corporation
Term Loan, 5.75%, Maturing February 24, 2019	174	175,975
Novelis, Inc.
Term Loan, 4.00%, Maturing March 10, 2017	418	417,996
United Distribution Group, Inc.
Term Loan, 7.50%, Maturing October 9, 2018	225	217,125

		$1,735,650

Oil and Gas — 1.5%
Citgo Petroleum Corporation
Term Loan, 9.00%, Maturing June 23, 2017	562	$572,953
Crestwood Holdings LLC
Term Loan, 9.75%, Maturing March 26, 2018	195	197,773
Energy Transfer Equity, L.P.
Term Loan, 3.75%, Maturing March 24, 2017	475	475,429

11	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Frac Tech International LLC
Term Loan, 8.50%, Maturing May 6, 2016		343	$309,478
Gibson Energy ULC
Term Loan, 4.75%, Maturing June 15, 2018		448	453,067
MEG Energy Corp.
Term Loan, 4.00%, Maturing March 16, 2018		248	248,970
Obsidian Natural Gas Trust
Term Loan, 7.00%, Maturing November 2, 2015		946	950,286
Plains Exploration & Production
Term Loan, Maturing September 13, 2019(2)		400	402,322
Samson Investment Company
Term Loan - Second Lien, 6.00%, Maturing September 25, 2018		175	176,832
Sheridan Production Partners I, LLC
Term Loan, 5.00%, Maturing September 14, 2019		391	392,059
Term Loan, 5.00%, Maturing September 25, 2019		32	31,732
Term Loan, 5.00%, Maturing September 25, 2019		52	51,951
Tallgrass Energy Partners, LP
Term Loan, Maturing October 25, 2018(2)		425	425,797
Tervita Corporation
Term Loan, 3.21%, Maturing November 14, 2014		21	20,660
Term Loan, 3.21%, Maturing November 14, 2014		476	469,166

			$5,178,475

Publishing — 1.4%
Ascend Learning, Inc.
Term Loan, 5.75%, Maturing May 23, 2017		348	$349,373
Aster Zweite Beteiligungs GmbH
Term Loan, 5.95%, Maturing December 31, 2014	EUR	705	893,070
Cengage Learning Acquisitions, Inc.
Term Loan, 2.47%, Maturing July 3, 2014		477	456,501
GateHouse Media Operating, Inc.
Term Loan, 2.22%, Maturing August 28, 2014		305	105,450
Term Loan, 2.22%, Maturing August 28, 2014		726	250,721
Getty Images, Inc.
Term Loan, 4.75%, Maturing September 13, 2019		950	955,225
Interactive Data Corporation
Term Loan, 4.50%, Maturing February 12, 2018		431	434,410
Laureate Education, Inc.
Term Loan, 5.25%, Maturing June 18, 2018		1,181	1,177,949
MediaNews Group
Term Loan, 8.50%, Maturing March 19, 2014		22	21,849

			$4,644,548

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Radio and Television — 1.0%
Cumulus Media Holdings Inc.
Term Loan, 5.75%, Maturing September 17, 2018		818	$824,138
Foxco Acquisition Sub, LLC
Term Loan, 5.50%, Maturing July 31, 2017		275	279,125
Mission Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		124	124,208
Nexstar Broadcasting, Inc.
Term Loan, 5.00%, Maturing September 30, 2016		194	194,284
Tyrol Acquisitions 2 SAS
Term Loan, 4.11%, Maturing January 29, 2016	EUR	253	297,198
Term Loan, 4.11%, Maturing January 29, 2016	EUR	253	297,198
Univision Communications Inc.
Term Loan, 4.46%, Maturing March 31, 2017		1,164	1,142,153
Weather Channel
Term Loan, 4.25%, Maturing February 13, 2017		263	265,662

			$3,423,966

Retailers (Except Food and Drug) — 1.8%
99 Cents Only Stores
Term Loan, 5.25%, Maturing January 11, 2019		246	$249,525
David’s Bridal, Inc.
Term Loan, 5.00%, Maturing October 11, 2019		125	124,961
Evergreen Acqco 1 LP
Term Loan, 5.00%, Maturing July 9, 2019		125	125,259
FTD, Inc.
Term Loan, 4.75%, Maturing June 11, 2018		186	186,826
Harbor Freight Tools USA, Inc.
Term Loan, 5.50%, Maturing November 14, 2017		200	201,744
J Crew Group, Inc.
Term Loan, 4.75%, Maturing March 7, 2018		345	345,519
Jo-Ann Stores, Inc.
Term Loan, 4.75%, Maturing March 16, 2018		338	338,089
Michaels Stores, Inc.
Term Loan, 4.91%, Maturing July 29, 2016		463	467,800
National Vision, Inc.
Term Loan, 7.00%, Maturing August 2, 2018		150	151,869
Neiman Marcus Group, Inc. (The)
Term Loan, 4.75%, Maturing May 16, 2018		1,600	1,606,728
Ollie’s Bargain Outlet, Inc.
Term Loan, 6.25%, Maturing September 27, 2019		100	100,375
Petco Animal Supplies, Inc.
Term Loan, 4.50%, Maturing November 24, 2017		745	749,731

12	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Pilot Travel Centers LLC
Term Loan, 3.75%, Maturing March 30, 2018		340	$342,175
Term Loan, 4.25%, Maturing August 7, 2019		125	126,055
ServiceMaster Company
Term Loan, 4.46%, Maturing January 31, 2017		489	491,833
Visant Holding Corp.
Term Loan, 5.25%, Maturing December 22, 2016		259	250,229
Wilton Brands LLC
Term Loan, 7.50%, Maturing August 30, 2018		100	101,063

			$5,959,781

Steel — 0.6%
Essar Steel Algoma, Inc.
Term Loan, 8.75%, Maturing September 19, 2014		200	$202,500
FMG America Finance, Inc.
Term Loan, 5.25%, Maturing October 18, 2017		1,150	1,147,125
JMC Steel Group, Inc.
Term Loan, 4.75%, Maturing April 3, 2017		148	149,599
Patriot Coal Corporation
Term Loan, 9.25%, Maturing October 4, 2013		175	176,313
Waupaca Foundry, Inc.
Term Loan, 8.50%, Maturing June 29, 2017		123	124,980
WireCo WorldGroup, Inc.
Term Loan, 6.00%, Maturing February 15, 2017		100	101,250

			$1,901,767

Surface Transport — 0.8%
Hertz Corporation (The)
Term Loan, 3.75%, Maturing March 9, 2018		1,434	$1,432,264
Term Loan, Maturing March 11, 2018(2)		350	349,344
Swift Transportation Co. Inc.
Term Loan, 3.96%, Maturing December 21, 2016		409	411,178
Term Loan, 5.00%, Maturing December 21, 2017		344	346,852

			$2,539,638

Telecommunications — 2.0%
Alaska Communications Systems Holdings, Inc.
Term Loan, 5.50%, Maturing October 21, 2016		368	$342,186
Crown Castle International Corporation
Term Loan, 4.00%, Maturing January 31, 2019		347	349,785
Eircom Finco S.a.r.l.
Term Loan, 4.27%, Maturing September 30, 2017	EUR	619	573,154

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
Intelsat Jackson Holdings Ltd.
Term Loan, 4.50%, Maturing April 2, 2018		2,123	$2,141,891
IPC Systems, Inc.
Term Loan, 2.85%, Maturing May 31, 2014	GBP	194	307,080
Macquarie UK Broadcast Limited
Term Loan, 3.00%, Maturing December 1, 2014	GBP	219	334,811
MetroPCS Wireless, Inc.
Term Loan, 4.00%, Maturing March 16, 2018		1,430	1,435,389
SBA Finance
Term Loan, 3.75%, Maturing June 29, 2018		173	173,353
Syniverse Holdings, Inc.
Term Loan, 5.00%, Maturing April 23, 2019		349	351,307
Telesat LLC
Term Loan, 4.25%, Maturing March 28, 2019		673	677,184
Windstream Corporation
Term Loan, 4.00%, Maturing August 8, 2019		125	125,623

			$6,811,763

Utilities — 0.9%
AES Corporation
Term Loan, 4.25%, Maturing June 1, 2018		493	$496,194
Calpine Corporation
Term Loan, 4.50%, Maturing April 2, 2018		198	198,382
Term Loan, 4.50%, Maturing April 2, 2018		542	543,843
Term Loan, 4.50%, Maturing September 27, 2019		175	175,569
LSP Madison Funding, LLC
Term Loan, 5.50%, Maturing June 28, 2019		224	226,682
NRG Energy, Inc.
Term Loan, 4.00%, Maturing July 2, 2018		864	870,219
Texas Competitive Electric Holdings Company, LLC
Term Loan, 4.75%, Maturing October 10, 2017		851	553,179

			$3,064,068

Total Senior Floating-Rate Interests (identified cost $159,404,875)			$160,293,736

Collateralized Mortgage Obligations — 13.5%

Security		Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 2113, Class QG, 6.00%, 1/15/29		$2,560	$2,795,900
Series 2167, Class BZ, 7.00%, 6/15/29		1,638	1,747,188
Series 2182, Class ZB, 8.00%, 9/15/29		2,425	2,795,227

13	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
Series 2750, (Interest Only), Class SG, 6.886%, 2/15/34(5)(6)	$8,625	$1,762,993
Series 2770, (Interest Only), Class SH, 6.886%, 3/15/34(5)(6)	5,971	1,112,250
Series 2981, (Interest Only), Class CS, 6.506%, 5/15/35(5)(6)	3,316	653,514
Series 3114, (Interest Only), Class TS, 6.436%, 9/15/30(5)(6)	7,697	1,566,524
Series 3339, (Interest Only), Class JI, 6.376%, 7/15/37(5)(6)	7,321	1,349,116
Series 3871, (Interest Only), Class MS, 6.986%, 6/15/41(5)(6)	4,346	844,754

		$14,627,466

Federal National Mortgage Association:
Series 1989-89, Class H, 9.00%, 11/25/19	$90	$103,265
Series 1991-122, Class N, 7.50%, 9/25/21	321	365,147
Series 1993-84, Class M, 7.50%, 6/25/23	2,746	3,177,809
Series 1994-42, Class K, 6.50%, 4/25/24	863	989,546
Series 1997-28, Class ZA, 7.50%, 4/20/27	848	1,010,682
Series 1997-38, Class N, 8.00%, 5/20/27	745	894,765
Series 2004-46, (Interest Only), Class SI, 5.789%, 5/25/34(5)(6)	5,560	888,908
Series 2005-17, (Interest Only), Class SA, 6.489%, 3/25/35(5)(6)	3,602	810,240
Series 2006-42, (Interest Only), Class PI, 6.379%, 6/25/36(5)(6)	8,388	1,429,893
Series 2006-44, (Interest Only), Class IS, 6.389%, 6/25/36(5)(6)	7,080	1,226,196
Series 2006-72, (Interest Only), Class GI, 6.369%, 8/25/36(5)(6)	12,459	2,041,281
Series 2008-26, (Interest Only), Class SA, 5.989%, 4/25/38(5)(6)	8,732	1,312,824
Series 2008-29, (Interest Only), Class CI, 5.00%, 9/25/35(6)	9,176	761,185
Series 2010-54, (Interest Only), Class EI, 6.00%, 6/25/40(6)	7,169	1,264,176
Series 2010-67, (Interest Only), Class SC, 5.589%, 6/25/40(5)(6)	4,187	529,215
Series 2010-109, (Interest Only), Class PS, 6.389%, 10/25/40(5)(6)	15,999	2,280,410
Series 2010-147, (Interest Only), Class KS, 5.739%, 1/25/41(5)(6)	15,284	2,290,050
Series 2010-150, (Interest Only), Class GS, 6.539%, 1/25/21(5)(6)	11,812	1,683,694
Series G-33, Class PT, 7.00%, 10/25/21	921	1,015,626

		$24,074,912

Security	Principal Amount (000’s omitted)	Value

Government National Mortgage Association:
Series 2010-4, (Interest Only), Class SK, 5.989%, 5/20/35(5)(6)	$3,024	$579,306
Series 2010-59, (Principal Only), Class MO, 0.00%, 5/20/40(7)	3,000	2,824,485
Series 2010-89, (Principal Only), Class CO, 0.00%, 7/20/40(7)	2,365	2,248,619
Series 2012-50, (Principal Only), Class CO, 0.00%, 8/20/40(7)	1,339	1,240,316

		$6,892,726

Total Collateralized Mortgage Obligations (identified cost $42,942,233)		$45,595,104

Commercial Mortgage-Backed Securities — 2.5%

Security	Principal Amount (000’s omitted)	Value
CSFB, Series 2003-C3, Class D, 4.131%, 5/15/38	$835	$844,213
CSFB, Series 2004-C3, Class A5, 5.113%, 7/15/36(8)	595	633,216
GCCFC, Series 2003-C1, Class D, 4.29%, 7/5/35(9)	160	161,901
GECMC, Series 2004-C3, Class A4, 5.189%, 7/10/39(8)	1,250	1,326,648
GSMS, Series 2004-GG2, Class A6, 5.396%, 8/10/38(8)	1,250	1,336,249
JPMCC, Series 2010-C2, Class C, 5.528%, 11/15/43(8)(9)	500	571,312
MLMT, Series 2004-BPC1, Class A4, 4.724%, 10/12/41(8)	679	682,721
MSC, Series 2003-IQ6, Class A4, 4.97%, 12/15/41	469	487,197
RBSCF, Series 2010-MB1, Class C, 4.678%, 4/15/24(8)(9)	675	710,139
WBCMT, Series 2004-C12, Class A4, 5.308%, 7/15/41(8)	1,225	1,302,494
WFCM, Series 2010-C1, Class C, 5.587%, 11/15/43(8)(9)	500	583,044

Total Commercial Mortgage-Backed Securities (identified cost $7,768,214)		$8,639,134

Mortgage Pass-Throughs — 35.0%
Security	Principal Amount (000’s omitted)	Value
Federal Home Loan Mortgage Corp.:
2.90%, with maturity at 2035(10)	$4,582	$4,880,159
5.00%, with various maturities to 2023	5,598	6,041,190
6.00%, with various maturities to 2029	4,248	4,820,341
6.15%, with maturity at 2027	1,291	1,502,267
6.50%, with various maturities to 2032(11)	13,209	15,153,319
7.00%, with various maturities to 2035	7,105	8,466,525

14	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Federal Home Loan Mortgage Corp.: (continued)
7.50%, with various maturities to 2035	$3,250	$3,865,022
8.00%, with various maturities to 2032	3,199	3,736,190
8.50%, with various maturities to 2031	3,803	4,782,388
9.00%, with maturity at 2031	334	398,942
9.50%, with various maturities to 2022	227	262,727
11.50%, with maturity at 2019	184	197,958

		$54,107,028

Federal National Mortgage Association:
5.50%, with various maturities to 2033	$5,155	$5,694,428
6.00%, with maturity at 2023	3,449	3,894,037
6.325%, with maturity at 2032(10)	1,994	2,176,895
6.50%, with various maturities to 2036	9,866	11,212,663
7.00%, with various maturities to 2033	12,040	14,193,933
7.50%, with various maturities to 2031	7,674	9,262,356
8.00%, with various maturities to 2029	2,012	2,462,264
8.50%, with various maturities to 2027	445	519,604
9.00%, with various maturities to 2029	1,048	1,276,587
9.50%, with maturity at 2014	7	7,773
10.00%, with various maturities to 2031	767	895,475

		$51,596,015

Government National Mortgage Association:
7.50%, with maturity at 2025	$3,452	$4,091,452
8.00%, with various maturities to 2027	4,067	5,110,013
9.00%, with various maturities to 2026	1,965	2,477,954
9.50%, with maturity at 2025	294	356,280
11.00%, with maturity at 2018	239	269,185

		$12,304,884

Total Mortgage Pass-Throughs (identified cost $109,330,208)		$118,007,927

Asset-Backed Securities — 0.1%

Security	Principal Amount (000’s omitted)	Value

Centurion CDO 9 Ltd., Series 2005-9A, Class D1, 5.08%, 7/17/19(12)	$500	$456,071

Total Asset-Backed Securities (identified cost $500,000)		$456,071

Corporate Bonds & Notes — 0.8%

Security	Principal Amount (000’s omitted)	Value

Chemicals and Plastics — 0.0%(13)
Ineos Finance PLC, Sr. Notes
7.50%, 5/1/20(9)	$150	$152,625

		$152,625

Financial Intermediaries — 0.1%
First Data Corp., Sr. Notes
6.75%, 11/1/20(9)	$250	$251,250

		$251,250

Health Care — 0.1%
Community Health Systems, Inc., Sr. Notes
5.125%, 8/15/18	$425	$442,000

		$442,000

Home Furnishings — 0.1%
Libbey Glass, Inc., Sr. Notes
6.875%, 5/15/20(9)	$150	$160,500

		$160,500

Lodging and Casinos — 0.1%
Caesars Entertainment Operating Co., Inc., Sr. Notes
8.50%, 2/15/20(9)	$350	$344,750

		$344,750

Utilities — 0.4%
Calpine Corp., Sr. Notes
7.50%, 2/15/21(9)	$517	$564,822
7.875%, 1/15/23(9)	607	673,770

		$1,238,592

Total Corporate Bonds & Notes (identified cost $2,447,021)		$2,589,717

15	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Foreign Corporate Bonds & Notes — 0.8%

Security		Principal Amount (000’s omitted)	Value

Chile — 0.8%
JPMorgan Chilean Inflation Linked Note
3.80%, 11/17/15(14)		$2,535	$2,584,288

Total Chile (identified cost $2,000,000)			$2,584,288

Total Foreign Corporate Bonds & Notes (identified cost $2,000,000)			$2,584,288

Foreign Government Bonds — 19.3%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.4%
Republic of Albania, 7.50%, 11/4/15	EUR	1,000	$1,323,044

Total Albania			$1,323,044

Bermuda — 0.2%
Government of Bermuda, 5.603%, 7/20/20(9)	USD	619	$731,589

Total Bermuda			$731,589

Brazil — 1.0%
Nota do Tesouro Nacional, 6.00%, 5/15/15(14)	BRL	6,142	$3,307,810

Total Brazil			$3,307,810

Cyprus — 0.2%
Republic of Cyprus, 3.75%, 6/3/13	EUR	640	$767,320

Total Cyprus			$767,320

Dominican Republic — 0.2%
Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank NA), 13.00%, 2/25/13(15)	DOP	31,000	$794,641

Total Dominican Republic			$794,641

Georgia — 0.5%
Georgia Treasury Bond, 7.40%, 4/19/14	GEL	1,100	$666,928
Georgia Treasury Bond, 9.10%, 12/8/13	GEL	200	123,226
Georgia Treasury Bond, 9.80%, 4/26/17	GEL	217	140,013
Georgia Treasury Bond, 11.30%, 1/26/17	GEL	900	607,494
Georgia Treasury Bond, 13.80%, 12/16/12	GEL	178	108,278

Total Georgia			$1,645,939

Security		Principal Amount (000’s omitted)	Value

Germany — 0.9%
Bundesrepublik Deutschland, 4.75%, 7/4/34	EUR	1,700	$3,162,371

Total Germany			$3,162,371

Ghana — 0.4%
Ghana Government Bond, 23.00%, 8/21/17	GHS	2,100	$1,256,693

Total Ghana			$1,256,693

Hungary — 1.1%
National Bank of Hungary, 8.875%, 11/1/13	USD	370	$379,913
Republic of Hungary, 3.50%, 7/18/16	EUR	437	545,732
Republic of Hungary, 4.375%, 7/4/17	EUR	1,532	1,941,440
Republic of Hungary, 4.50%, 1/29/14	EUR	537	705,067

Total Hungary			$3,572,152

Mexico — 0.2%
Mexican Bonos, 7.00%, 6/19/14	MXN	9,645	$764,026

Total Mexico			$764,026

New Zealand — 3.5%
New Zealand Government Bond, 5.00%, 3/15/19	NZD	860	$788,086
New Zealand Government Bond, 5.50%, 4/15/23	NZD	3,906	3,773,814
New Zealand Government Bond, 6.00%, 12/15/17	NZD	860	814,371
New Zealand Government Bond, 6.00%, 5/15/21	NZD	6,440	6,355,112

Total New Zealand			$11,731,383

Nigeria — 0.1%
Nigeria Treasury Bond, 16.39%, 1/27/22	NGN	38,359	$284,029

Total Nigeria			$284,029

Philippines — 0.8%
Republic of the Philippines, 6.25%, 1/14/36	PHP	98,000	$2,796,708

Total Philippines			$2,796,708

Poland — 0.2%
Republic of Poland, 3.00%, 3/17/23	USD	625	$620,048

Total Poland			$620,048

Serbia — 2.7%
Serbia Treasury Bill, 0.00%, 11/22/12	RSD	223,410	$2,530,283
Serbia Treasury Bill, 0.00%, 1/17/13	RSD	1,030	11,442
Serbia Treasury Bill, 0.00%, 3/28/13	RSD	24,850	269,118

16	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Security		Principal Amount (000’s omitted)	Value

Serbia (continued)
Serbia Treasury Bill, 0.00%, 4/4/13	RSD	25,400	$274,358
Serbia Treasury Bill, 0.00%, 4/11/13	RSD	18,870	203,306
Serbia Treasury Bill, 0.00%, 4/25/13	RSD	30,290	325,344
Serbia Treasury Bill, 0.00%, 9/13/13	RSD	182,800	1,864,410
Serbia Treasury Bill, 0.00%, 11/8/13	RSD	76,000	759,095
Serbia Treasury Bill, 0.00%, 12/12/13	RSD	18,200	178,986
Serbia Treasury Bill, 0.00%, 3/6/14	RSD	195,000	1,842,874
Serbia Treasury Bill, 0.00%, 3/13/14	RSD	32,560	305,744
Serbia Treasury Bond, 10.00%, 4/27/15	RSD	60,770	612,839

Total Serbia			$9,177,799

Slovenia — 0.8%
Republic of Slovenia, 4.125%, 1/26/20	EUR	180	$216,742
Republic of Slovenia, 4.375%, 1/18/21(16)	EUR	1,380	1,656,323
Republic of Slovenia, 5.50%, 10/26/22(9)	USD	970	973,702

			$2,846,767

Sri Lanka — 0.7%
Republic of Sri Lanka, 5.875%, 7/25/22(9)	USD	970	$1,077,622
Republic of Sri Lanka, 6.25%, 10/4/20(16)	USD	390	438,750
Sri Lanka Government Bond, 8.50%, 1/15/13	LKR	57,840	441,535
Sri Lanka Government Bond, 10.50%, 4/1/13	LKR	44,530	339,917

Total Sri Lanka			$2,297,824

Turkey — 3.4%
Turkey Government Bond, 0.00%, 11/7/12	TRY	9,145	$5,098,970
Turkey Government Bond, 0.00%, 2/20/13	TRY	3,220	1,765,584
Turkey Government Bond, 3.00%, 1/6/21(14)	TRY	7,332	4,480,827

Total Turkey			$11,345,381

Uruguay — 1.4%
Monetary Regulation Bill, 0.00%, 8/15/13	UYU	12,600	$591,491
Republic of Uruguay, 4.375%, 12/15/28(14)	UYU	66,648	4,019,111

Total Uruguay			$4,610,602

Venezuela — 0.6%
Bolivarian Republic of Venezuela, 7.00%, 3/31/38(16)	USD	688	$495,360
Bolivarian Republic of Venezuela, 9.25%, 5/7/28(16)	USD	650	576,875
Bolivarian Republic of Venezuela, 11.75%, 10/21/26(16)	USD	924	940,170

Total Venezuela			$2,012,405

Total Foreign Government Bonds (identified cost $62,566,610)			$65,048,531

Common Stocks — 0.8%

Security	Shares	Value

Affinity Gaming, LLC(17)(18)	23,498	$266,311
Buffets Restaurants Holdings, Inc.(3)(17)(18)	10,672	96,582
Dayco Products, LLC(3)(17)(18)	8,898	226,899
Euramax International, Inc.(17)(18)	234	49,077
Ion Media Networks, Inc.(3)(18)	1,357	863,052
MediaNews Group, Inc.(3)(17)(18)	3,023	63,422
Metro-Goldwyn-Mayer Holdings, Inc.(17)(18)	19,828	631,399
New Young Broadcasting Holding Co., Inc.(3)(17)(18)	126	453,600
Oreck Corp.(3)(17)(18)	1,510	26,259
United Subcontractors, Inc.(3)(17)(18)	154	6,412

Total Common Stocks (identified cost $1,616,024)		$2,683,013

Warrants — 0.0%

Security	Shares	Value

Luxembourg — 0.0%
ERC Luxembourg Holdings, Ltd., Expires 06/11/32(3)(17)(18)	1,445	$0

Total Warrants (identified cost $0)		$0

Precious Metals — 2.1%

Description	Troy Ounces	Value
Gold(17)	1,983	$3,413,469
Platinum(17)	2,364	3,711,228

Total Precious Metals (identified cost $6,775,524)		$7,124,697

Currency Call Options Purchased — 0.1%

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	Australia and New Zealand Banking Group Limited	INR	81,000	INR	54.00	8/12/13	$27,314
Indian Rupee	Australia and New Zealand Banking Group Limited	INR	70,000	INR	54.00	8/12/13	23,604
Indian Rupee	Bank of America	INR	104,383	INR	52.00	5/6/13	14,493

17	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Indian Rupee	Bank of America	INR	95,413	INR	52.00	5/6/13	$13,247
Indian Rupee	Bank of America	INR	104,500	INR	55.00	7/1/13	48,275
Indian Rupee	Bank of America	INR	83,000	INR	54.00	8/12/13	27,988
Indian Rupee	Bank of America	INR	96,000	INR	55.00	8/16/13	44,169
Indian Rupee	Barclays Bank PLC	INR	104,530	INR	52.00	5/6/13	14,513
Indian Rupee	Barclays Bank PLC	INR	81,000	INR	54.00	8/12/13	27,314
Indian Rupee	Deutsche Bank	INR	82,700	INR	51.00	5/8/13	7,244
Indian Rupee	Deutsche Bank	INR	80,000	INR	54.00	8/12/13	26,976
Indian Rupee	Goldman Sachs International	INR	95,900	INR	51.00	5/8/13	8,400
Indian Rupee	Goldman Sachs International	INR	82,500	INR	55.00	7/1/13	38,111
Indian Rupee	Goldman Sachs International	INR	50,000	INR	54.00	8/12/13	16,860
Indian Rupee	Goldman Sachs International	INR	61,000	INR	55.00	8/19/13	28,241
Indian Rupee	HSBC Bank USA	INR	100,700	INR	53.00	7/3/13	23,332
Indian Rupee	JPMorgan Chase Bank	INR	84,800	INR	53.00	7/3/13	19,648
Indian Rupee	JPMorgan Chase Bank	INR	61,000	INR	54.00	8/12/13	20,570
Indian Rupee	JPMorgan Chase Bank	INR	55,000	INR	54.00	8/12/13	18,546
Indian Rupee	Standard Chartered Bank	INR	86,600	INR	52.00	5/6/13	12,024
Indian Rupee	Standard Chartered Bank	INR	58,300	INR	53.00	7/3/13	13,508

Total Currency Call Options Purchased (identified cost $389,678)							$474,377

Currency Put Options Purchased — 0.0%(13)

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value
Yuan Offshore Renminbi	Barclays Bank PLC	CNH	11,603	CNH	6.50	5/20/13	$4,394
Yuan Offshore Renminbi	Citibank NA	CNH	10,979	CNH	6.50	5/20/13	4,158
Yuan Offshore Renminbi	HSBC Bank USA	CNH	12,409	CNH	6.50	5/20/13	4,700

Description	Counterparty	Principal Amount of Contracts (000’s omitted)		Strike Price		Expiration Date	Value

Yuan Offshore Renminbi	Standard Chartered Bank	CNH	10,394	CNH	6.50	5/20/13	$3,937

Total Currency Put Options Purchased (identified cost $59,917)							$17,189

Put Options Purchased — 0.1%

Description	Number of Contracts	Strike Price	Expiration Date	Value

Brent Crude Oil Future 9/2013	31	$95	8/12/13	$217,000

Total Put Options Purchased (identified cost $219,480)				$217,000

Short-Term Investments — 15.6%

Foreign Government Securities — 7.3%

Security	Principal Amount (000’s omitted)		Value

Croatia — 0.6%
Croatia Treasury Bill, 0.00%, 11/15/12	EUR	260	$336,690
Croatia Treasury Bill, 0.00%, 11/29/12	EUR	417	539,405
Croatia Treasury Bill, 0.00%, 2/28/13	EUR	233	299,280
Croatia Treasury Bill, 0.00%, 3/14/13	EUR	239	306,586
Croatia Treasury Bill, 0.00%, 4/4/13	EUR	350	448,171

Total Croatia			$1,930,132

Georgia — 0.2%
Georgia Treasury Bill, 0.00%, 5/23/13	GEL	360	$209,229
Georgia Treasury Bill, 0.00%, 7/18/13	GEL	632	363,786

Total Georgia			$573,015

Malaysia — 1.8%
Bank Negara Monetary Note, 0.00%, 11/6/12	MYR	4,459	$1,463,310
Bank Negara Monetary Note, 0.00%, 11/8/12	MYR	1,721	564,688
Bank Negara Monetary Note, 0.00%, 11/22/12	MYR	1,645	539,141
Bank Negara Monetary Note, 0.00%, 11/29/12	MYR	1,392	455,989
Bank Negara Monetary Note, 0.00%, 12/13/12	MYR	3,121	1,021,216
Bank Negara Monetary Note, 0.00%, 12/20/12	MYR	4,457	1,457,541
Bank Negara Monetary Note, 0.00%, 1/10/13	MYR	2,111	689,182

Total Malaysia			$6,191,067

18	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)		Value

Nigeria — 2.6%
Nigeria Treasury Bill, 0.00%, 2/7/13	NGN	69,400	$426,255
Nigeria Treasury Bill, 0.00%, 2/21/13	NGN	150,288	918,644
Nigeria Treasury Bill, 0.00%, 3/7/13	NGN	107,000	649,096
Nigeria Treasury Bill, 0.00%, 3/28/13	NGN	71,400	432,399
Nigeria Treasury Bill, 0.00%, 4/4/13	NGN	233,700	1,411,798
Nigeria Treasury Bill, 0.00%, 4/11/13	NGN	60,000	359,780
Nigeria Treasury Bill, 0.00%, 4/25/13	NGN	52,700	314,630
Nigeria Treasury Bill, 0.00%, 5/9/13	NGN	113,600	675,607
Nigeria Treasury Bill, 0.00%, 9/5/13	NGN	613,000	3,488,979

Total Nigeria			$8,677,188

Philippines — 0.6%
Philippine Treasury Bill, 0.00%, 2/6/13	PHP	16,420	$398,149
Philippine Treasury Bill, 0.00%, 2/20/13	PHP	19,480	472,296
Philippine Treasury Bill, 0.00%, 3/6/13	PHP	32,450	786,510
Philippine Treasury Bill, 0.00%, 7/24/13	PHP	23,290	561,981

Total Philippines			$2,218,936

Serbia — 0.3%
Serbia Treasury Bill, 0.00%, 5/23/13	RSD	50,410	$535,612
Serbia Treasury Bill, 0.00%, 6/13/13	RSD	36,000	379,603

Total Serbia			$915,215

Sri Lanka — 1.2%
Sri Lanka Treasury Bill, 0.00%, 11/2/12	LKR	61,880	$474,965
Sri Lanka Treasury Bill, 0.00%, 1/18/13	LKR	99,460	746,781
Sri Lanka Treasury Bill, 0.00%, 2/1/13	LKR	144,200	1,078,459
Sri Lanka Treasury Bill, 0.00%, 3/8/13	LKR	33,690	248,983
Sri Lanka Treasury Bill, 0.00%, 3/29/13	LKR	106,590	782,046
Sri Lanka Treasury Bill, 0.00%, 10/4/13	LKR	53,880	371,256
Sri Lanka Treasury Bill, 0.00%, 11/1/13	LKR	69,610	475,052

Total Sri Lanka			$4,177,542

Total Foreign Government Securities (identified cost $24,584,436)			$24,683,095

U.S. Treasury Obligations — 2.0%

Security	Principal Amount (000’s omitted)		Value

U.S. Treasury Bill, 0.00%, 11/15/12(11)		$6,686	$6,685,833

Total U.S. Treasury Obligations (identified cost $6,685,659)			$6,685,833

Repurchase Agreements — 4.8%

Description	Principal Amount (000’s omitted)		Value

Bank of America:
Dated 10/5/12 with a maturity date of 12/7/12, an interest rate of 0.10% payable by the Fund and repurchase proceeds of EUR 1,403,354, collateralized by EUR 1,192,000 Government of France 3.75%, due 10/25/19 and a market value, including accrued interest, of $1,768,516.	EUR	1,404	$1,819,249
Dated 10/15/12 with a maturity date of 11/16/12, an interest rate of 0.12% payable by the Fund and repurchase proceeds of EUR 2,973,163, collateralized by EUR 2,580,000 Government of France 3.75%, due 4/25/17 and a market value, including accrued interest, of $3,838,939.	EUR	2,973	3,854,035
Dated 10/23/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Fund and repurchase proceeds of EUR 464,244, collateralized by EUR 400,000 European Investment Bank 3.625%, due 1/15/21 and a market value, including accrued interest, of $607,751.	EUR	465	602,709
Dated 10/23/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Fund and repurchase proceeds of EUR 609,733, collateralized by EUR 510,000 European Investment Bank 4.25%, due 4/15/19 and a market value, including accrued interest, of $795,834.	EUR	611	791,591
Dated 10/23/12 with a maturity date of 1/24/13, an interest rate of 0.65% payable by the Fund and repurchase proceeds of EUR 614,001, collateralized by EUR 500,000 European Investment Bank 4.625%, due 4/15/20 and a market value, including accrued interest, of $803,217.	EUR	615	797,132
Barclays Bank PLC:
Dated 10/15/12 with a maturity date of 11/19/12, an interest rate of 0.10% payable by the Fund and repurchase proceeds of EUR 1,764,834, collateralized by EUR 1,450,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $2,174,423.	EUR	1,765	2,287,692
Citibank NA:
Dated 10/24/12 with a maturity date of 11/29/12, an interest rate of 0.08% payable by the Fund and repurchase proceeds of EUR 2,158,546, collateralized by EUR 1,869,000 Government of France 4.00%, due 10/25/38 and a market value, including accrued interest, of $2,802,757.	EUR	2,159	2,797,991

19	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

Description	Principal Amount (000’s omitted)		Value

Nomura International PLC:
Dated 10/9/12 with a maturity date of 11/12/12, an interest rate of 0.06% payable by the Fund and repurchase proceeds of EUR 1,744,959, collateralized by EUR 1,550,000 Belgium Kingdom Government Bond 3.75%, due 9/28/20 and a market value, including accrued interest, of $2,265,913.	EUR	1,745	$2,261,845
Dated 10/24/12 with a maturity date of 1/28/13, an interest rate of 0.07% payable by the Fund and repurchase proceeds of EUR 802,984, collateralized by EUR 800,000 Bundesrepublik Deutschland 0.50%, due 4/7/17 and a market value, including accrued interest, of $1,045,235.	EUR	803	1,040,972

Total Repurchase Agreements (identified cost $16,245,857)			$16,253,216

Other — 1.5%
Description		Interest (000’s omitted)	Value
Eaton Vance Cash Reserves Fund, LLC, 0.12%(19)		$4,994	$4,994,147

Total Other (identified cost $4,994,147)			$4,994,147

Total Short-Term Investments (identified cost $52,510,099)			$52,616,291

Total Investments — 138.2% (identified cost $448,529,883)			$466,347,075

Currency Call Options Written — (0.1)%

Description	Counter party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value

Indian Rupee	Bank of America	INR 111,888	INR 54.00	8/12/13	$ (37,729)
Indian Rupee	Citibank NA	INR 106,380	INR 54.00	8/12/13	(35,872)
Indian Rupee	Deutsche Bank	INR 57,234	INR 54.00	8/12/13	(19,300)
Indian Rupee	Goldman Sachs International	INR 96,000	INR 55.00	8/16/13	(44,384)
Indian Rupee	HSBC Bank USA	INR 116,100	INR 54.00	8/12/13	(39,150)
Indian Rupee	JPMorgan Chase Bank	INR 61,000	INR 55.00	8/19/13	(28,240)
Indian Rupee	Nomura International PLC	INR 116,100	INR 54.00	8/12/13	(39,150)
Indian Rupee	Standard Chartered Bank	INR 53,298	INR 54.00	8/12/13	(17,972)

Total Currency Call Options Written (premiums received $522,533)					$(261,797)

Currency Put Options Written — (0.0)%(13)

Description	Counter party	Principal Amount of Contracts (000’s omitted)	Strike Price	Expiration Date	Value
Indian Rupee	Bank of America	INR 61,750	INR 65.00	7/1/13	$(4,394)
Indian Rupee	Goldman Sachs International	INR 48,750	INR 65.00	7/1/13	(3,469)
Indian Rupee	HSBC Bank USA	INR 60,800	INR 64.00	7/3/13	(5,492)
Indian Rupee	JPMorgan Chase Bank	INR 51,200	INR 64.00	7/3/13	(4,625)
Indian Rupee	Standard Chartered Bank	INR 35,200	INR 64.00	7/3/13	(3,179)

Total Currency Put Options Written (premiums received $106,770)					$(21,159)

Other Assets, Less Liabilities — (38.1)%					$(128,663,675)

Net Assets — 100.0%					$337,400,444

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

CSFB	–	Credit Suisse First Boston Mortgage Securities Corp.
GCCFC	–	Greenwich Capital Commercial Funding Corp.
GECMC	–	General Electric Commercial Mortgage Corp.
GSMS	–	Goldman Sachs Mortgage Securities Corp. II
JPMCC	–	JPMorgan Chase Commercial Mortgage Securities Corp.
MLMT	–	Merrill Lynch Mortgage Trust
MSC	–	Morgan Stanley Capital I
RBSCF	–	Royal Bank of Scotland Commercial Funding
WBCMT	–	Wachovia Bank Commercial Mortgage Trust
WFCM	–	Wells Fargo Commercial Mortgage Trust
BRL	–	Brazilian Real
CNH	–	Yuan Offshore Renminbi
DOP	–	Dominican Peso
EUR	–	Euro
GBP	–	British Pound Sterling
GEL	–	Georgian Lari
GHS	–	Ghanaian Cedi
INR	–	Indian Rupee
LKR	–	Sri Lankan Rupee
MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
NGN	–	Nigerian Naira
NZD	–	New Zealand Dollar
PHP	–	Philippine Peso
RSD	–	Serbian Dinar
TRY	–	New Turkish Lira

20	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Portfolio of Investments — continued

USD	–	United States Dollar
UYU	–	Uruguayan Peso

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2012, at which time the interest rate will be determined.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 10).

(4)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(5)	Inverse floating-rate security whose coupon varies inversely with changes in the interest rate index. The stated interest rate represents the coupon rate in effect at October 31, 2012.

(6)

Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated.

(7)	Principal only security that entitles the holder to receive only principal payments on the underlying mortgages.

(8)	Weighted average fixed-rate coupon that changes/updates monthly.

(9)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2012, the aggregate value of these securities is $6,957,026 or 2.1% of the Fund’s net assets.

(10)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2012.

(11)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(12)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2012.

(13)	Amount is less than 0.05%.

(14)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(15)	Represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(16)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(17)	Non-income producing.

(18)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(19)

Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2012.

Securities Sold Short — (4.7)%

Foreign Government Bonds — (4.7)%

Security		Principal Amount (000’s omitted)	Value

Belgium — (0.7)%
Belgium Kingdom Government Bond, 3.75%, 9/28/20	EUR	(1,550)	$(2,258,895)

Total Belgium			$(2,258,895)

France — (3.1)%
Government of France, 3.75%, 4/25/17	EUR	(2,580)	$(3,773,661)
Government of France, 3.75%, 10/25/19	EUR	(1,192)	(1,767,405)
Government of France, 4.00%, 10/25/38	EUR	(3,319)	(4,973,880)

Total France			$(10,514,946)

Germany — (0.3)%
Bundesrepublik Deutschland, 0.50%, 4/7/17	EUR	(800)	$(1,042,280)

Total Germany			$(1,042,280)

Supranational — (0.6)%
European Investment Bank, 3.625%, 1/15/21	EUR	(400)	$(592,767)
European Investment Bank, 4.25%, 4/15/19	EUR	(510)	(780,440)
European Investment Bank, 4.625%, 4/15/20	EUR	(500)	(786,793)

Total Supranational			$(2,160,000)

Total Foreign Government Bonds (proceeds $15,377,242)			$(15,976,121)

Total Securities Sold Short (proceeds $15,377,242)			$(15,976,121)

21	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Statement of Assets and Liabilities

Assets	October 31, 2012
Investments —
Securities of unaffiliated issuers, at value (identified cost, $436,760,212)	$454,228,231
Affiliated investment, at value (identified cost, $4,994,147)	4,994,147
Precious metals, at value (identified cost, $6,775,524)	7,124,697
Total Investments, at value (identified cost, $448,529,883)	$466,347,075
Cash	$2,863,583
Restricted cash*	260,000
Foreign currency, at value (identified cost, $1,287,659)	1,289,868
Interest receivable	2,898,592
Interest receivable from affiliated investment	666
Receivable for investments sold	275,248
Receivable for variation margin on open futures contracts	28,922
Receivable for open forward foreign currency exchange contracts	1,181,251
Receivable for closed forward foreign currency exchange contracts	194,595
Receivable for open swap contracts	1,669,413
Premium paid on open swap contracts	3,234,544
Tax reclaims receivable	17,519
Prepaid expenses and other assets	44,447
Total assets	$480,305,723

Liabilities
Notes payable	$115,000,000
Written options outstanding, at value (premiums received, $629,303)	282,956
Payable for investments purchased	4,996,265
Payable for open forward commodity contracts	109,589
Payable for open forward foreign currency exchange contracts	1,642,113
Payable for closed forward foreign currency exchange contracts	161,920
Payable for open swap contracts	2,700,755
Premium payable for open swap contracts	282,183
Premium received on open swap contracts	669,759
Payable for securities sold short, at value (proceeds, $15,377,242)	15,976,121
Payable to affiliates:
Investment adviser fee	335,865
Trustees’ fees	1,138
Interest payable for securities sold short	353,085
Accrued expenses	393,530
Total liabilities	$142,905,279
Net Assets	$337,400,444

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 18,886,596 shares issued and outstanding	$188,866
Additional paid-in capital	345,295,273
Accumulated net realized loss	(23,952,434)
Accumulated undistributed net investment income	52,043
Net unrealized appreciation	15,816,696
Net Assets	$337,400,444

Net Asset Value
($337,400,444 ÷ 18,886,596 common shares issued and outstanding)	$17.86

*	Represents restricted cash on deposit at custodian for open financial contracts.

22	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Statement of Operations

Investment Income	Year Ended October 31, 2012
Interest (net of foreign taxes, $51,700)	$22,864,944
Dividends	284,168
Interest allocated from affiliated investment	7,450
Expenses allocated from affiliated investment	(1,026)
Total investment income	$23,155,536

Expenses
Investment adviser fee	$4,201,526
Trustees’ fees and expenses	13,988
Custodian fee	660,072
Transfer and dividend disbursing agent fees	18,727
Legal and accounting services	167,061
Printing and postage	134,213
Interest expense and fees	1,342,737
Interest expense on securities sold short	512,879
Miscellaneous	99,373
Total expenses	$7,150,576
Deduct —
Reduction of investment adviser fee	$370,979
Reduction of custodian fee	856
Total expense reductions	$371,835

Net expenses	$6,778,741

Net investment income	$16,376,795

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(3,863,264)
Investment transactions allocated from affiliated investment	98
Securities sold short	83,246
Futures contracts	288,438
Swap contracts	103,431
Forward commodity contracts	(282,926)
Foreign currency and forward foreign currency exchange contract transactions	7,662,279
Net realized gain	$3,991,302
Change in unrealized appreciation (depreciation) —
Investments (including net decrease of $68,383 from precious metals)	$7,294,144
Written options	346,347
Securities sold short	(798,628)
Futures contracts	(223,867)
Swap contracts	(2,981,276)
Forward commodity contracts	285,026
Foreign currency and forward foreign currency exchange contracts	(2,656,569)
Net change in unrealized appreciation (depreciation)	$1,265,177

Net realized and unrealized gain	$5,256,479

Net increase in net assets from operations	$21,633,274

23	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Statements of Changes in Net Assets

	Year Ended October 31,
Increase (Decrease) in Net Assets	2012	2011
From operations —
Net investment income	$16,376,795	$15,526,977
Net realized gain (loss) from investment transactions, securities sold short, futures contracts, swap contracts, forward commodity contracts, and foreign currency and forward foreign currency exchange contract transactions	3,991,302	(803,422)
Net change in unrealized appreciation (depreciation) from investments, written options, securities sold short, futures contracts, swap contracts, forward commodity contracts, foreign currency and forward foreign currency exchange contracts	1,265,177	(1,723,240)
Net increase in net assets from operations	$21,633,274	$13,000,315
Distributions to shareholders —
From net investment income	$(13,830,542)	$(21,908,451)
Tax return of capital	(6,566,982)	—
Total distributions	$(20,397,524)	$(21,908,451)

Net increase (decrease) in net assets	$1,235,750	$(8,908,136)

Net Assets
At beginning of year	$336,164,694	$345,072,830
At end of year	$337,400,444	$336,164,694

Accumulated undistributed net investment income included in net assets
At end of year	$52,043	$606,073

24	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended October 31, 2012
Net increase in net assets from operations	$21,633,274
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased, including repurchases of securities sold short	(246,473,669)
Investments sold and principal repayments	223,742,937
Proceeds from securities sold short	4,668,406
Increase in short-term investments, net, excluding foreign government securities	(3,207,092)
Net amortization/accretion of premium (discount)	456,920
Decrease in restricted cash	170,000
Increase in interest receivable	(415,398)
Increase in interest receivable from affiliated investment	(170)
Decrease in receivable for variation margin on open futures contracts	97,478
Decrease in receivable for open forward foreign currency exchange contracts	1,721,917
Increase in receivable for closed forward foreign currency exchange contracts	(19,101)
Decrease in receivable for open swap contracts	1,280,762
Increase in premium paid on open swap contracts	(1,083,567)
Decrease in tax reclaims receivable	26,034
Decrease in prepaid expenses and other assets	95,716
Increase in written options outstanding, at value	282,956
Decrease in payable for open forward commodity contracts	(285,026)
Increase in payable for open forward foreign currency exchange contracts	885,132
Increase in payable for closed forward foreign currency exchange contracts	147,652
Increase in payable for open swap contracts	1,700,514
Increase in premium payable for open swap contracts	282,183
Increase in premium received on open swap contracts	660,322
Increase in payable to affiliate for investment adviser fee	29,782
Increase in payable to affiliate for Trustees’ fees	189
Increase in interest payable for securities sold short	261,894
Decrease in accrued expenses	(35,432)
Net change in unrealized (appreciation) depreciation from:
Investments	(7,294,144)
Securities sold short	798,628
Net realized (gain) loss from:
Investments	3,863,166
Securities sold short	(83,246)
Net cash provided by operating activities	$3,909,017

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(20,397,524)
Proceeds from notes payable	77,000,000
Repayment of notes payable	(60,000,000)
Net cash used in financing activities	$(3,397,524)

Net increase in cash*	$511,493

Cash at beginning of year(1)	$3,641,958

Cash at end of year(1)	$4,153,451

Supplemental disclosure of cash flow information
Cash paid for interest and fees	$1,592,855

(1)	Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(7,047).

25	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Consolidated Financial Highlights

	Year Ended October 31,
	2012	2011	2010	2009	2008
Net asset value — Beginning of year	$17.800	$18.270	$17.660	$14.970	$18.510

Income (Loss) From Operations
Net investment income(1)	$0.867	$0.822	$1.051	$1.130	$1.147
Net realized and unrealized gain (loss)	0.273	(0.132)	0.639	2.670	(3.321)

Total income (loss) from operations	$1.140	$0.690	$1.690	$3.800	$(2.174)

Less Distributions
From net investment income	$(0.732)	$(1.160)	$(1.080)	$(1.001)	$(1.366)
Tax return of capital	(0.348)	—	—	(0.109)	—

Total distributions	$(1.080)	$(1.160)	$(1.080)	$(1.110)	$(1.366)

Net asset value — End of year	$17.860	$17.800	$18.270	$17.660	$14.970

Market value — End of year	$17.320	$16.350	$17.600	$15.570	$12.620

Total Investment Return on Net Asset Value(2)	6.92%	4.35%	10.26%	28.04%	(11.57)%

Total Investment Return on Market Value(2)	12.87%	(0.51)%	20.48%	33.90%	(16.36)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$337,400	$336,165	$345,073	$333,484	$282,735
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(3)	1.47%	1.38%	1.27%	1.22%	1.15%
Interest and fee expense(4)	0.55%	0.51%	0.46%	0.41%	0.06%
Total expenses(3)	2.02%	1.89%	1.73%	1.63%	1.21%
Net investment income	4.87%	4.52%	5.81%	7.17%	6.54%
Portfolio Turnover	42%	35%	21%	32%	31%
Senior Securities:
Total notes payable outstanding (in 000’s)	$115,000	$98,000	$98,000	$111,000	$70,900
Asset coverage per $1,000 of notes payable(5)	$3,934	$4,430	$4,521	$4,004	$4,988

(1)	Computed using average common shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Interest expense relates to borrowings for the purpose of financial leverage (see Note 8) and securities sold short.

(5)	Calculated by subtracting the Fund’s total liabilities (not including the notes payable) from the Fund’s total assets, and dividing the result by the notes payable balance in thousands.

26	See Notes to Consolidated Financial Statements.

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements

1  Significant Accounting Policies

Eaton Vance Short Duration Diversified Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of seeking capital appreciation to the extent consistent with its primary goal.

The Fund seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EVG Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Fund. The Fund may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2012 were $12,305,904 or 3.6% of the Fund’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned, fixed-rate 30-year mortgage-backed securities as noted below) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed-rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term obligations purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial and commodities futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

27

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward commodity contracts are generally valued based on the price of the underlying futures or forward contract provided by the exchange on which the underlying instruments are traded or if unavailable, based on forward rates provided by broker/dealers. Interest rate and cross-currency swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Fund is treated as a U.S. shareholder of the Subsidiary. As a result, the Fund is required to include in gross income for U.S. federal tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Fund.

At October 31, 2012, the Fund, for federal income tax purposes, had a capital loss carryforward of $21,577,184 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryforward will expire on October 31, 2016 $(14,101,229), October 31, 2017 ($738,126), October 31, 2018 ($5,165,932) and October 31, 2019 ($1,571,897). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital losses, if any, created after October 31, 2012.

During the year ended October 31, 2012, a capital loss carryforward of $8,153,972 was utilized to offset net realized gains by the Fund.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized

28

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Notes to Consolidated Financial Statements — continued

gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments, if any, are disclosed in the accompanying Consolidated Portfolio of Investments.

H  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Financial and Commodities Futures Contracts — Upon entering into a financial or commodities futures contract, the Fund is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, commodity or currency, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial or commodities futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial or commodities futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K  Forward Foreign Currency Exchange and Forward Commodity Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Unrealized and realized gains and losses on forward commodity contracts, which are entered into for the purchase or sale of a specific commodity at a fixed price on a future date, are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and, in the case of forward foreign currency exchange contracts, from movements in the value of a foreign currency relative to the U.S. dollar.

L  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Fund is required to deliver an amount of cash determined by the excess of the strike price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

M  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option on a security, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

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Notes to Consolidated Financial Statements — continued

N  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Fund either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

O  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

P  Credit Default Swaps — When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may create economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 7 and 10. The Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Q  Repurchase Agreements — A repurchase agreement is the purchase by the Fund of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Fund typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked to market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Fund will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Fund is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Fund normally will have used the purchased securities to settle the short sale, the Fund will segregate liquid assets equal to the marked to market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Fund may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

R  Securities Sold Short — A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. Until the security is replaced, the Fund is required to repay the lender any interest, which accrues during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as an expense.

S  Stripped Mortgage-Backed Securities — The Fund may invest in Interest Only (IO) and Principal Only (PO) securities, a form of stripped mortgage-backed securities, whereby the IO security receives all the interest and the PO security receives all the principal on a pool of mortgage assets. The yield to maturity on an IO security is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the yield to maturity from these securities. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund may fail to recoup its initial investment in an IO security. The market value of IO and PO securities can be unusually volatile to changes in interest rates.

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Notes to Consolidated Financial Statements — continued

T  Consolidated Statement of Cash Flows — The cash amount shown in the Consolidated Statement of Cash Flows of the Fund is the amount included in the Fund’s Consolidated Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions to shareholders and to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). In its distributions, the Fund intends to include amounts attributable to the imputed interest on foreign currency exposures through long and short positions in forward currency exchange contracts (represented by the difference between the foreign currency spot rate and the foreign currency forward rate) and the imputed interest derived from certain other derivative positions. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the consolidated financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. In certain circumstances, a portion of distributions to shareholders may include a return of capital component.

The tax character of distributions declared for the years ended October 31, 2012 and October 31, 2011 was as follows:

	Year Ended October 31,
	2012	2011

Distributions declared from:
Ordinary income	$13,830,542	$21,908,451
Tax return of capital	$6,566,982	$—

During the year ended October 31, 2012, accumulated net realized loss was decreased $4,349,719, accumulated undistributed net investment income was decreased by $3,100,283 and paid-in capital was decreased by $1,249,436 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, mixed straddles, paydown gain (loss), investment in the Subsidiary and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2012, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(21,577,184)
Net unrealized appreciation	$13,493,489

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Consolidated Statement of Assets and Liabilities are primarily due to wash sales, foreign currency transactions, swap contracts, mixed straddle amounts, premium amortization and tax accounting for straddle transactions.

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Fund and the Subsidiary. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Fund and EVM and the investment advisory agreement between the Subsidiary and EVM, the Fund and Subsidiary each pay EVM a fee at an annual rate of 0.75% of its respective average daily total leveraged assets (excluding its interest in the Subsidiary in the case of the Fund), subject to the limitation described below, and is payable monthly. Total leveraged assets as referred to herein represent net assets plus liabilities or obligations attributable to investment leverage and the notional value of long and short forward currency contracts, futures contracts and swaps held by the Fund. The notional value of a contract for purposes of calculating total leveraged assets is the stated dollar value of the underlying reference instrument at the time the derivative position is entered into and remains constant throughout the life of the derivative contract. However, the derivative contracts are marked to market daily and any unrealized appreciation or depreciation is reflected in the Fund’s net assets. When the Fund holds both long and short forward currency contracts in the same foreign currency, the offsetting positions are netted for purposes of determining total leveraged assets. When the Fund holds other long and short positions in foreign obligations denominated in the same currency, total leveraged assets are calculated by excluding the smaller of the long or short position.

The advisory agreements provide that if investment leverage exceeds 40% of the Fund’s total leveraged assets, EVM will not receive a management fee on total leveraged assets in excess of this amount. As of October 31, 2012, the Fund’s investment leverage was 51% of its total leveraged assets. The Fund

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Notes to Consolidated Financial Statements — continued

invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2012, the Fund’s investment adviser fee amounted to $4,201,526 or 0.64% of the Fund’s average daily total leveraged assets and 1.25% of the Fund’s average daily net assets. EVM also serves as administrator of the Fund, but receives no compensation.

In addition, EVM has contractually agreed to reimburse the Fund for fees and other expenses at an annual rate of 0.20% of the Fund’s average daily total leveraged assets during the first five full years of the Fund’s operations, 0.15% of the Fund’s average daily total leveraged assets in year six, 0.10% in year seven and 0.05% in year eight. The Fund concluded its first seven full years of operations on February 28, 2012. Pursuant to this agreement, EVM waived $370,979 of its investment adviser fee for the year ended October 31, 2012.

Trustees and officers of the Fund who are members of EVM’s organization receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2012, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns, principal repayments on Senior Loans and securities sold short, for the year ended October 31, 2012 were as follows:

	Purchases	Sales

Investments (non-U.S. Government)	$128,499,141	$130,127,161
U.S. Government and Agency Securities	54,918,152	34,322,597

	$183,417,293	$164,449,758

5  Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. There were no transactions in common shares by the Fund for the years ended October 31, 2012 and October 31, 2011.

6  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2012, as determined on a federal income tax basis, were as follows:

Aggregate cost	$451,572,140

Gross unrealized appreciation	$18,510,632
Gross unrealized depreciation	(3,735,697)

Net unrealized appreciation	$14,774,935

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward commodity contracts, forward foreign currency exchange contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

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Notes to Consolidated Financial Statements — continued

A summary of obligations under these financial instruments at October 31, 2012 is as follows:

Forward Commodity Contracts(1)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Depreciation

12/27/12	Gold 1,387 Troy Ounces	United States Dollar 2,280,321	Citibank NA	$(109,589)

				$(109,589)

(1)	Non-deliverable contract that is settled with the counterparty in cash.

Forward Foreign Currency Exchange Contracts

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/5/12	New Taiwan Dollar 14,770,000	United States Dollar 493,567	Australia and New Zealand Banking Group Limited	$(12,118)
11/5/12	New Taiwan Dollar 11,028,000	United States Dollar 368,521	Citibank NA	(9,048)
11/5/12	New Taiwan Dollar 12,376,000	United States Dollar 413,567	JPMorgan Chase Bank	(10,154)
11/5/12	New Taiwan Dollar 14,316,000	United States Dollar 478,380	Nomura International PLC	(11,761)
11/7/12	New Turkish Lira 2,321,753	United States Dollar 1,274,428	Barclays Bank PLC	(19,822)
11/8/12	Chilean Peso 1,347,636,710	United States Dollar 2,835,578	Bank of Nova Scotia	35,527
11/8/12	Serbian Dinar 59,156,000	Euro 518,004	Deutsche Bank	(2,720)
11/8/12	South African Rand 9,963,398	United States Dollar 1,200,583	Standard Bank	52,479
11/8/12	South African Rand 23,467,489	United States Dollar 2,829,385	Standard Chartered Bank	125,175
11/13/12	Polish Zloty 998,112	Euro 242,811	Barclays Bank PLC	2,424
11/15/12	Euro 260,000	United States Dollar 352,867	Goldman Sachs International	15,830
11/15/12	Japanese Yen 338,000,000	United States Dollar 4,317,833	Goldman Sachs International	83,402
11/16/12	New Taiwan Dollar 32,504,000	United States Dollar 1,085,928	BNP Paribas SA	(27,564)
11/16/12	New Taiwan Dollar 29,408,000	United States Dollar 982,330	JPMorgan Chase Bank	(25,103)
11/16/12	New Taiwan Dollar 31,215,000	United States Dollar 1,042,690	Nomura International PLC	(26,645)
11/19/12	Euro 1,730,000	United States Dollar 2,271,732	Goldman Sachs International	29,062
11/20/12	Euro 5,635,403	United States Dollar 6,927,601	Australia and New Zealand Banking Group Limited	(377,868)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Sales
Settlement Date	Deliver	In Exchange For	Counterparty	Net Unrealized Appreciation (Depreciation)

11/20/12	Euro 6,813,842	United States Dollar 8,490,959	Bank of America	$(342,184)
11/29/12	Euro 417,000	United States Dollar 559,531	Standard Chartered Bank	18,909
11/29/12	Malaysian Ringgit 1,340,000	United States Dollar 434,289	Goldman Sachs International	(4,816)
11/30/12	British Pound Sterling 145,497	United States Dollar 230,239	JPMorgan Chase Bank	(4,534)
11/30/12	Euro 5,684,274	United States Dollar 7,130,211	Citibank NA	(239,254)
12/3/12	New Zealand Dollar 3,417,539	United States Dollar 2,823,451	Australia and New Zealand Banking Group Limited	18,403
12/3/12	New Zealand Dollar 10,906,236	United States Dollar 9,021,093	Goldman Sachs International	69,471
12/7/12	New Taiwan Dollar 30,195,000	United States Dollar 1,012,915	Barclays Bank PLC	(22,543)
12/7/12	New Taiwan Dollar 33,376,000	United States Dollar 1,119,812	Nomura International PLC	(24,730)
12/10/12	Euro 2,697,672	United States Dollar 3,515,067	Deutsche Bank	17,234
12/10/12	South African Rand 1,000,000	United States Dollar 116,903	Credit Suisse International	2,214
12/11/12	Euro 6,653,000	United States Dollar 8,496,945	Goldman Sachs International	(129,516)
12/17/12	Australian Dollar 5,731,000	United States Dollar 5,845,649	Deutsche Bank	(81,895)
12/24/12	New Taiwan Dollar 27,889,200	United States Dollar 953,184	Australia and New Zealand Banking Group Limited	(3,761)
12/24/12	New Taiwan Dollar 34,861,500	United States Dollar 1,191,357	Citibank NA	(4,824)
12/24/12	New Taiwan Dollar 30,213,300	United States Dollar 1,032,510	Nomura International PLC	(4,180)
12/31/12	British Pound Sterling 408,198	United States Dollar 659,083	Goldman Sachs International	472
1/18/13	Sri Lankan Rupee 99,460,000	United States Dollar 828,833	HSBC Bank USA	82,315
1/31/13	British Pound Sterling 647,298	United States Dollar 1,040,370	HSBC Bank USA	(3,905)
2/28/13	Euro 233,000	United States Dollar 312,063	Standard Chartered Bank	9,708
3/8/13	Sri Lankan Rupee 33,690,000	United States Dollar 260,054	HSBC Bank USA	10,480
3/14/13	Euro 239,000	United States Dollar 312,643	Deutsche Bank	2,461
4/4/13	Euro 350,000	United States Dollar 467,980	Barclays Bank PLC	13,649

				$(799,730)

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Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

11/8/12	Serbian Dinar 2,937,591	Euro 26,311	Citibank NA	$(626)
11/9/12	Peruvian New Sol 1,630,140	United States Dollar 627,146	Standard Chartered Bank	1,769
11/13/12	Polish Zloty 7,631,000	Euro 1,856,465	JPMorgan Chase Bank	(18,623)
11/13/12	South Korean Won 5,620,200,000	United States Dollar 4,938,447	Nomura International PLC	212,181
11/15/12	Indian Rupee 38,095,000	United States Dollar 681,363	Goldman Sachs International	24,916
11/15/12	Indian Rupee 46,561,000	United States Dollar 832,636	Standard Chartered Bank	30,603
11/19/12	Indian Rupee 106,048,000	United States Dollar 2,021,502	Deutsche Bank	(56,975)
11/19/12	Philippine Peso 32,015,000	United States Dollar 773,702	Australia and New Zealand Banking Group Limited	3,783
11/19/12	Singapore Dollar 5,317,000	United States Dollar 4,324,804	Standard Chartered Bank	34,029
11/20/12	Indian Rupee 62,828,000	United States Dollar 1,161,116	Deutsche Bank	2,529
11/20/12	Indian Rupee 46,723,000	United States Dollar 863,322	Goldman Sachs International	2,040
11/20/12	Yuan Offshore Renminbi 13,031,000	United States Dollar 2,073,184	Bank of America	11,851
11/20/12	Yuan Offshore Renminbi 12,410,000	United States Dollar 1,974,385	Barclays Bank PLC	11,286
11/20/12	Yuan Offshore Renminbi 12,684,000	United States Dollar 2,016,855	Citibank NA	12,659
11/21/12	South Korean Won 1,037,250,000	United States Dollar 915,611	Standard Chartered Bank	34,617
11/26/12	Swedish Krona 10,635,000	Euro 1,248,752	Barclays Bank PLC	(16,665)
11/26/12	Swedish Krona 5,700,000	Euro 669,336	Credit Suisse International	(8,993)
11/26/12	Swedish Krona 10,635,400	Euro 1,248,814	Deutsche Bank	(16,684)
11/27/12	Polish Zloty 3,602,931	Euro 873,671	HSBC Bank USA	(7,145)
11/29/12	South Korean Won 1,037,182,000	United States Dollar 935,958	Standard Chartered Bank	13,848
11/30/12	Malaysian Ringgit 13,714,000	United States Dollar 4,371,275	Citibank NA	122,362
12/4/12	Brazilian Real 1,559,400	United States Dollar 764,075	BNP Paribas SA	630
12/14/12	Hungarian Forint 11,585,104	United States Dollar 50,504	Goldman Sachs International	2,213

35

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Forward Foreign Currency Exchange Contracts (continued)

Purchases
Settlement Date	In Exchange For	Deliver	Counterparty	Net Unrealized Appreciation (Depreciation)

12/14/12	Hungarian Forint 21,570,951	United States Dollar 90,615	Goldman Sachs International	$7,542
12/17/12	Mexican Peso 6,100,000	United States Dollar 470,711	Goldman Sachs International	(6,807)
12/17/12	South Korean Won 1,361,568,000	United States Dollar 1,220,371	Standard Chartered Bank	25,380
12/31/12	Mexican Peso 102,294,067	United States Dollar 7,840,428	Toronto-Dominion Bank	(71,509)
1/14/13	Indian Rupee 24,688,000	United States Dollar 460,339	Deutsche Bank	(7,333)
1/14/13	Indian Rupee 25,317,000	United States Dollar 472,156	Goldman Sachs International	(7,608)
1/22/13	Hong Kong Dollar 50,198,000	United States Dollar 6,476,702	Nomura International PLC	1,508
1/29/13	Indian Rupee 24,100,000	United States Dollar 442,608	Citibank NA	(1,385)
1/29/13	Indian Rupee 25,800,000	United States Dollar 473,916	Deutsche Bank	(1,570)
1/30/13	Yuan Renminbi 9,360,963	United States Dollar 1,486,575	BNP Paribas SA	(247)
1/30/13	Yuan Renminbi 7,848,000	United States Dollar 1,246,506	Citibank NA	(405)
1/30/13	Yuan Renminbi 8,441,000	United States Dollar 1,340,480	Standard Chartered Bank	(222)
1/31/13	Norwegian Krone 11,476,150	Euro 1,533,886	Barclays Bank PLC	16,375
1/31/13	Norwegian Krone 11,476,150	Euro 1,534,224	Deutsche Bank	15,937
1/31/13	Peruvian New Sol 3,675,730	United States Dollar 1,407,517	Deutsche Bank	3,978
2/19/13	Indian Rupee 34,176,000	United States Dollar 636,306	Bank of America	(12,629)
2/19/13	Indian Rupee 47,566,000	United States Dollar 885,773	Citibank NA	(17,742)

				$338,868

36

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Futures Contracts
Expiration Month/Year	Contracts	Position	Aggregate Cost	Value	Net Unrealized Appreciation (Depreciation)

12/12	64 Euro-Bobl	Short	$(10,421,112)	$(10,438,047)	$(16,935)
12/12	9 Euro-Bund	Short	(1,628,691)	(1,652,746)	(24,055)
12/12	4 Euro-Schatz	Short	(574,402)	(573,935)	467

12/12	4 Japan 10-Year Bond	Short	(7,210,571)	(7,227,859)	(17,288)
1/13	22 Platinum	Long	1,833,986	1,734,700	(99,286)

					$(157,097)

Euro-Bobl:  Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund:  Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Euro-Schatz:  Short-term debt securities issued by the Federal Republic of Germany with a term to maturity of 1.75 to 2.25 years.

Japan 10-Year Bond:  Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America	HUF 117,000	Pays	6-month HUF BUBOR	6.95%	1/17/17	$23,669
Bank of America	HUF 117,000	Receives	6-month HUF BUBOR	7.91	1/17/17	(58,860)
Bank of America	PLN 838	Pays	6-month PLN WIBOR	4.34	7/30/17	930
Bank of America	PLN 1,666	Pays	6-month PLN WIBOR	4.31	8/10/17	1,340
Bank of America	PLN 1,650	Pays	6-month PLN WIBOR	4.35	8/23/17	2,354
Bank of America	PLN 1,570	Pays	6-month PLN WIBOR	4.30	9/18/17	1,667
Barclays Bank PLC	PLN 3,510	Pays	6-month PLN WIBOR	4.43	7/27/17	8,284
Barclays Bank PLC	PLN 1,934	Pays	6-month PLN WIBOR	4.32	8/2/17	1,643
Barclays Bank PLC	PLN 1,100	Pays	6-month PLN WIBOR	4.35	8/27/17	1,588
BNP Paribas SA	PLN 2,147	Pays	6-month PLN WIBOR	4.25	8/7/17	(238)
Citibank NA	PLN 1,610	Pays	6-month PLN WIBOR	4.33	7/30/17	1,731
Citibank NA	PLN 1,206	Pays	6-month PLN WIBOR	4.31	8/2/17	940
Citibank NA	PLN 700	Pays	6-month PLN WIBOR	4.40	8/20/17	1,515
Credit Suisse International	HUF 46,530	Pays	6-month HUF BUBOR	6.93	12/16/16	10,382
Credit Suisse International	HUF 46,530	Receives	6-month HUF BUBOR	7.32	12/16/16	(17,881)
Credit Suisse International	HUF 80,000	Receives	6-month HUF BUBOR	7.63	1/16/17	(35,738)
Credit Suisse International	HUF 67,000	Pays	6-month HUF BUBOR	5.87	1/20/17	(524)
Credit Suisse International	HUF 67,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(31,554)
Credit Suisse International	PLN 890	Pays	6-month PLN WIBOR	4.40	8/20/17	1,927
Credit Suisse International	USD 845	Receives	3-month USD-LIBOR-BBA	1.81	10/23/22	(5,635)
Deutsche Bank	HUF 69,250	Pays	6-month HUF BUBOR	7.01	1/19/17	14,349
Deutsche Bank	HUF 69,250	Receives	6-month HUF BUBOR	7.98	1/19/17	(35,808)

37

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Interest Rate Swaps (continued)
Counterparty	Notional Amount (000’s omitted)	Fund Pays/Receives Floating Rate	Floating Rate Index	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Deutsche Bank	PLN 952	Pays	6-month PLN WIBOR	4.34%	7/30/17	$1,123
Deutsche Bank	PLN 3,380	Pays	6-month PLN WIBOR	4.36	8/1/17	4,817
Deutsche Bank	PLN 1,790	Pays	6-month PLN WIBOR	4.28	8/6/17	548
Deutsche Bank	PLN 1,183	Pays	6-month PLN WIBOR	4.24	8/7/17	(214)
Deutsche Bank	PLN 990	Pays	6-month PLN WIBOR	4.33	8/17/17	1,038
JPMorgan Chase Bank	HUF 173,000	Pays	6-month HUF BUBOR	6.93	12/19/16	39,029
JPMorgan Chase Bank	HUF 173,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(64,076)
JPMorgan Chase Bank	HUF 103,000	Pays	6-month HUF BUBOR	6.94	12/20/16	18,115
JPMorgan Chase Bank	HUF 103,000	Receives	6-month HUF BUBOR	7.34	12/20/16	(39,860)
JPMorgan Chase Bank	HUF 139,000	Receives	6-month HUF BUBOR	7.36	12/21/16	(54,414)
JPMorgan Chase Bank	HUF 80,000	Pays	6-month HUF BUBOR	6.99	12/22/16	18,960
JPMorgan Chase Bank	HUF 80,000	Receives	6-month HUF BUBOR	7.30	12/22/16	(30,271)
JPMorgan Chase Bank	HUF 78,000	Receives	6-month HUF BUBOR	7.37	12/27/16	(30,681)
JPMorgan Chase Bank	HUF 82,000	Receives	6-month HUF BUBOR	7.75	1/20/17	(38,619)
JPMorgan Chase Bank	PLN 770	Pays	6-month PLN WIBOR	4.33	8/17/17	807
JPMorgan Chase Bank	PLN 1,830	Pays	6-month PLN WIBOR	4.25	10/8/17	773
Morgan Stanley & Co. International PLC	HUF 72,000	Pays	6-month HUF BUBOR	6.94	12/19/16	16,312
Morgan Stanley & Co. International PLC	HUF 72,000	Receives	6-month HUF BUBOR	7.26	12/19/16	(26,668)

						$(297,200)

HUF	–	Hungarian Forint
PLN	–	Polish Zloty
USD	–	United States Dollar

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Argentina	Bank of America	$430	5.00	%(1)	6/20/13	29.91%	$(58,234)	$(1,794)	$(60,028)
Argentina	Bank of America	437	5.00	(1)	6/20/13	29.91	(59,277)	(2,409)	(61,686)
Argentina	Bank of America	442	5.00	(1)	6/20/13	29.91	(59,833)	(2,512)	(62,345)
Argentina	Bank of America	859	5.00	(1)	6/20/13	29.91	(116,453)	(3,485)	(119,938)
Argentina	Bank of America	2,608	5.00	(1)	6/20/13	29.91	(353,438)	(4,637)	(358,075)
Argentina	Credit Suisse International	384	5.00	(1)	6/20/13	29.91	(52,040)	(1,608)	(53,648)
Argentina	Credit Suisse International	435	5.00	(1)	6/20/13	29.91	(58,952)	(773)	(59,725)
Argentina	Credit Suisse International	442	5.00	(1)	6/20/13	29.91	(59,900)	(1,851)	(61,751)
Argentina	Credit Suisse International	446	5.00	(1)	6/20/13	29.91	(60,442)	(1,326)	(61,768)
Argentina	Deutsche Bank	279	5.00	(1)	6/20/13	29.91	(37,838)	(1,168)	(39,006)
Argentina	Deutsche Bank	440	5.00	(1)	6/20/13	29.91	(59,629)	(1,713)	(61,342)
Argentina	Deutsche Bank	442	5.00	(1)	6/20/13	29.91	(59,900)	(1,851)	(61,751)
Argentina	Deutsche Bank	442	5.00	(1)	6/20/13	29.91	(59,833)	(2,512)	(62,345)

38

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Poland	Bank of America	$720	1.00	%(1)	9/20/17	0.85%	$5,885	$32,048	$37,933
Poland	Bank of America	430	1.00	(1)	9/20/17	0.85	3,514	12,864	16,378
Poland	Barclays Bank PLC	500	1.00	(1)	9/20/17	0.85	4,087	24,863	28,950
Poland	Citibank NA	2,630	1.00	(1)	9/20/17	0.85	21,497	66,847	88,344
Poland	Credit Suisse International	800	1.00	(1)	9/20/17	0.85	6,539	38,057	44,596
Poland	Deutsche Bank	900	1.00	(1)	9/20/17	0.85	7,356	45,927	53,283
Poland	Goldman Sachs International	510	1.00	(1)	9/20/17	0.85	4,168	14,696	18,864
Poland	JPMorgan Chase Bank	500	1.00	(1)	9/20/17	0.85	4,087	14,017	18,104
Poland	Morgan Stanley & Co. International PLC	340	1.00	(1)	9/20/17	0.85	2,779	10,027	12,806
South Africa	Bank of America	200	1.00	(1)	12/20/15	1	228	1,011	1,239
South Africa	Bank of America	55	1.00	(1)	12/20/15	1	63	291	354
South Africa	Bank of America	550	1.00	(1)	9/20/17	1.46	(11,268)	9,187	(2,081)
South Africa	Bank of America	480	1.00	(1)	9/20/17	1.46	(9,834)	7,147	(2,687)
South Africa	Bank of America	1,320	1.00	(1)	9/20/17	1.46	(27,043)	16,600	(10,443)
South Africa	Barclays Bank PLC	145	1.00	(1)	12/20/15	1	166	860	1,026
South Africa	Barclays Bank PLC	80	1.00	(1)	12/20/15	1	91	471	562
South Africa	Barclays Bank PLC	640	1.00	(1)	9/20/17	1.46	(13,113)	15,902	2,789
South Africa	BNP Paribas SA	800	1.00	(1)	9/20/17	1.46	(16,389)	23,836	7,447
South Africa	BNP Paribas SA	1,060	1.00	(1)	9/20/17	1.46	(21,718)	27,295	5,577
South Africa	BNP Paribas SA	620	1.00	(1)	9/20/17	1.46	(12,702)	13,507	805
South Africa	Citibank NA	400	1.00	(1)	6/20/17	1.4	(6,697)	12,357	5,660
South Africa	Credit Suisse International	200	1.00	(1)	12/20/15	1	228	1,188	1,416
South Africa	Credit Suisse International	85	1.00	(1)	12/20/15	1	97	550	647
South Africa	Deutsche Bank	155	1.00	(1)	12/20/15	1	176	920	1,096
South Africa	Deutsche Bank	440	1.00	(1)	9/20/17	1.46	(9,014)	15,655	6,641
South Africa	Deutsche Bank	800	1.00	(1)	9/20/17	1.46	(16,391)	19,878	3,487
South Africa	Goldman Sachs International	205	1.00	(1)	12/20/15	1	233	1,277	1,510
South Africa	Goldman Sachs International	90	1.00	(1)	12/20/15	1	103	582	685
South Africa	Goldman Sachs International	280	1.00	(1)	9/20/17	1.46	(5,736)	9,464	3,728

South Africa	HSBC Bank USA	800	1.00	(1)	9/20/17	1.46	(16,389)	27,401	11,012
South Africa	HSBC Bank USA	854	1.00	(1)	9/20/17	1.46	(17,497)	21,219	3,722
South Africa	HSBC Bank USA	200	1.00	(1)	12/20/17	1.51	(4,828)	5,061	233
South Africa	JPMorgan Chase Bank	800	1.00	(1)	9/20/17	1.46	(16,390)	23,119	6,729
South Africa	Morgan Stanley & Co. International PLC	600	1.00	(1)	6/20/17	1.4	(10,045)	18,280	8,235
South Africa	Morgan Stanley & Co. International PLC	800	1.00	(1)	9/20/17	1.46	(16,390)	22,760	6,370
South Africa	Nomura International PLC	700	1.00	(1)	9/20/17	1.46	(14,341)	13,357	(984)
South Africa	Nomura International PLC	361	1.00	(1)	12/20/17	1.51	(8,715)	8,963	248
Markit CDX North America High Yield Index	Citibank NA	1,040	5.00	(1)	12/20/17	5.19	(2,170)	638	(1,532)

39

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Sell Protection (continued)
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Markit CDX North America High Yield Index	Deutsche Bank	$1,160	5.00	%(1)	12/20/17	5.19%	$(2,420)	$1,424	$(996)
Markit CDX North America High Yield Index	JPMorgan Chase Bank	850	5.00	(1)	12/20/17	5.19	(1,774)	2,087	313

Total		$32,186					$(1,295,336)	$553,994	$(741,342)

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Austria	Barclays Bank PLC	$2,200	0.44%		12/20/13	$(11,227)	$—	$(11,227)
Austria	Barclays Bank PLC	1,000	1.42		3/20/14	(20,755)	—	(20,755)
Brazil	Bank of America	1,000	1.00	(1)	6/20/20	27,076	(27,994)	(918)
Brazil	Bank of America	625	1.00	(1)	6/20/20	16,922	(22,076)	(5,154)
Brazil	Bank of America	300	1.00	(1)	12/20/20	9,336	(8,897)	439
Brazil	Bank of America	100	1.00	(1)	12/20/20	3,112	(2,837)	275
Brazil	Bank of America	80	1.00	(1)	12/20/20	2,489	(2,425)	64
Brazil	Barclays Bank PLC	2,300	1.65		9/20/19	(50,515)	—	(50,515)
Brazil	Barclays Bank PLC	630	1.00	(1)	12/20/20	19,604	(19,546)	58
Brazil	Citibank NA	100	1.00	(1)	12/20/20	3,111	(2,870)	241
Brazil	Credit Suisse International	775	1.00	(1)	6/20/20	20,984	(32,348)	(11,364)
Brazil	Deutsche Bank	170	1.00	(1)	12/20/20	5,290	(5,443)	(153)
Brazil	HSBC Bank USA	775	1.00	(1)	6/20/20	20,985	(30,999)	(10,014)
Brazil	HSBC Bank USA	130	1.00	(1)	12/20/20	4,045	(3,731)	314
Brazil	Standard Chartered Bank	130	1.00	(1)	12/20/20	4,045	(3,731)	314
China	Bank of America	500	1.00	(1)	3/20/17	(10,263)	(13,088)	(23,351)
China	Barclays Bank PLC	863	1.00	(1)	3/20/17	(17,715)	(20,557)	(38,272)
China	Deutsche Bank	316	1.00	(1)	3/20/17	(6,486)	(7,154)	(13,640)
China	Deutsche Bank	369	1.00	(1)	3/20/17	(7,575)	(8,353)	(15,928)
Colombia	Bank of America	410	1.00	(1)	9/20/21	10,939	(16,360)	(5,421)
Colombia	Citibank NA	300	1.00	(1)	6/20/22	9,453	(22,869)	(13,416)
Colombia	Deutsche Bank	600	1.00	(1)	6/20/22	18,907	(38,446)	(19,539)
Colombia	Goldman Sachs International	840	1.00	(1)	6/20/17	(4,012)	(25,562)	(29,574)
Colombia	Goldman Sachs International	310	1.00	(1)	9/20/21	8,271	(12,152)	(3,881)
Colombia	Goldman Sachs International	300	1.00	(1)	6/20/22	9,453	(22,869)	(13,416)
Colombia	HSBC Bank USA	460	1.00	(1)	6/20/17	(2,198)	(14,193)	(16,391)
Colombia	HSBC Bank USA	900	1.00	(1)	9/20/21	24,012	(34,491)	(10,479)
Colombia	Morgan Stanley & Co. International PLC	460	1.00	(1)	9/20/21	12,273	(18,355)	(6,082)
Colombia	Morgan Stanley & Co. International PLC	300	1.00	(1)	6/20/22	9,453	(18,711)	(9,258)

40

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Croatia	BNP Paribas SA	$870	1.00	%(1)	12/20/17	$60,136	$(60,179)	$(43)
Croatia	Citibank NA	1,500	1.00	(1)	12/20/17	101,987	(102,516)	(529)
Egypt	Bank of America	1,400	1.00	(1)	9/20/15	91,563	(38,672)	52,891
Egypt	Citibank NA	300	1.00	(1)	6/20/20	59,643	(25,393)	34,250
Egypt	Deutsche Bank	350	1.00	(1)	6/20/20	69,583	(29,766)	39,817
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	59,642	(22,578)	37,064
Egypt	Deutsche Bank	300	1.00	(1)	6/20/20	59,643	(25,548)	34,095
Guatemala	Citibank NA	1,286	1.00	(1)	9/20/20	119,651	(77,877)	41,774
Hungary	Barclays Bank PLC	400	1.00	(1)	3/20/17	27,022	(63,144)	(36,122)
Hungary	Deutsche Bank	300	1.00	(1)	3/20/17	20,267	(46,979)	(26,712)
Hungary	Goldman Sachs International	600	1.00	(1)	3/20/17	40,533	(93,613)	(53,080)
Lebanon	Barclays Bank PLC	500	1.00	(1)	12/20/14	18,325	(16,429)	1,896
Lebanon	Barclays Bank PLC	300	1.00	(1)	3/20/15	13,501	(10,089)	3,412
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	4,500	(3,423)	1,077
Lebanon	Barclays Bank PLC	100	1.00	(1)	3/20/15	4,500	(3,915)	585
Lebanon	Citibank NA	1,200	3.30		9/20/14	(18,448)	—	(18,448)
Lebanon	Citibank NA	1,000	1.00	(1)	12/20/14	36,651	(33,355)	3,296
Lebanon	Citibank NA	500	1.00	(1)	12/20/14	18,325	(16,429)	1,896
Lebanon	Citibank NA	350	1.00	(1)	12/20/14	12,828	(11,270)	1,558
Lebanon	Citibank NA	300	1.00	(1)	3/20/15	13,500	(8,987)	4,513
Lebanon	Credit Suisse International	800	1.00	(1)	3/20/15	36,002	(26,889)	9,113
Lebanon	Credit Suisse International	200	1.00	(1)	3/20/15	9,000	(6,761)	2,239
Lebanon	Credit Suisse International	100	1.00	(1)	6/20/15	5,340	(3,480)	1,860
Lebanon	Deutsche Bank	200	1.00	(1)	3/20/15	9,001	(6,242)	2,759
Lebanon	Deutsche Bank	100	1.00	(1)	6/20/15	5,340	(3,480)	1,860
Lebanon	HSBC Bank USA	1,250	1.00	(1)	12/20/17	180,333	(182,876)	(2,543)
Mexico	Bank of America	400	1.00	(1)	6/20/22	12,653	(24,950)	(12,297)
Mexico	Bank of America	670	1.00	(1)	6/20/22	21,195	(47,484)	(26,289)
Mexico	Deutsche Bank	400	1.00	(1)	6/20/22	12,653	(26,246)	(13,593)
Mexico	Deutsche Bank	540	1.00	(1)	6/20/22	17,082	(40,919)	(23,837)
Philippines	Barclays Bank PLC	1,100	1.85		12/20/14	(38,401)	—	(38,401)
Philippines	Barclays Bank PLC	655	1.00	(1)	3/20/15	(10,434)	(9,065)	(19,499)
Philippines	Citibank NA	800	1.84		12/20/14	(27,747)	—	(27,747)
Philippines	JPMorgan Chase Bank	656	1.00	(1)	3/20/15	(10,449)	(9,079)	(19,528)
Russia	Bank of America	430	1.00	(1)	9/20/17	9,525	(15,752)	(6,227)
Russia	Bank of America	1,420	1.00	(1)	9/20/17	31,455	(73,742)	(42,287)
Russia	Barclays Bank PLC	500	1.00	(1)	9/20/17	11,076	(27,679)	(16,603)
Russia	Citibank NA	2,630	1.00	(1)	9/20/17	58,256	(79,923)	(21,667)
Russia	Citibank NA	510	1.00	(1)	9/20/17	11,297	(17,332)	(6,035)
Russia	Credit Suisse International	800	1.00	(1)	9/20/17	17,721	(41,887)	(24,166)
Russia	Deutsche Bank	200	1.00	(1)	9/20/17	4,431	(11,072)	(6,641)
Russia	JPMorgan Chase Bank	500	1.00	(1)	9/20/17	11,076	(16,998)	(5,922)
Russia	Morgan Stanley & Co. International PLC	340	1.00	(1)	9/20/17	7,531	(11,859)	(4,328)

41

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

South Africa	Bank of America	$1,200	1.00	%(1)	12/20/19	$64,836	$(39,714)	$25,122
South Africa	Bank of America	200	1.00	(1)	12/20/20	13,702	(6,268)	7,434
South Africa	Bank of America	55	1.00	(1)	12/20/20	3,768	(1,891)	1,877
South Africa	Bank of America	1,320	1.00	(1)	9/20/22	120,736	(92,448)	28,288
South Africa	Bank of America	480	1.00	(1)	9/20/22	43,904	(35,547)	8,357
South Africa	Bank of America	550	1.00	(1)	9/20/22	50,306	(42,660)	7,646
South Africa	Barclays Bank PLC	1,200	1.00	(1)	12/20/19	64,841	(45,907)	18,934
South Africa	Barclays Bank PLC	500	1.00	(1)	3/20/20	28,864	(14,751)	14,113
South Africa	Barclays Bank PLC	145	1.00	(1)	12/20/20	9,934	(4,527)	5,407
South Africa	Barclays Bank PLC	80	1.00	(1)	12/20/20	5,480	(2,647)	2,833
South Africa	Barclays Bank PLC	550	1.00	(1)	9/20/22	50,308	(46,085)	4,223
South Africa	BNP Paribas SA	620	1.00	(1)	9/20/22	56,709	(52,540)	4,169
South Africa	BNP Paribas SA	550	1.00	(1)	9/20/22	50,308	(47,350)	2,958
South Africa	Citibank NA	655	1.00	(1)	12/20/19	35,392	(28,489)	6,903
South Africa	Citibank NA	400	1.00	(1)	3/20/20	23,091	(19,009)	4,082
South Africa	Citibank NA	200	1.00	(1)	3/20/20	11,546	(9,209)	2,337
South Africa	Credit Suisse International	400	1.00	(1)	3/20/20	23,091	(12,941)	10,150
South Africa	Credit Suisse International	200	1.00	(1)	3/20/20	11,546	(7,872)	3,674
South Africa	Credit Suisse International	200	1.00	(1)	12/20/20	13,702	(6,664)	7,038
South Africa	Credit Suisse International	85	1.00	(1)	12/20/20	5,823	(2,976)	2,847
South Africa	Deutsche Bank	155	1.00	(1)	12/20/20	10,619	(5,044)	5,575
South Africa	Deutsche Bank	440	1.00	(1)	9/20/22	40,245	(42,859)	(2,614)
South Africa	Goldman Sachs International	205	1.00	(1)	12/20/20	14,044	(6,805)	7,239
South Africa	Goldman Sachs International	90	1.00	(1)	12/20/20	6,166	(3,036)	3,130
South Africa	Goldman Sachs International	280	1.00	(1)	9/20/22	25,611	(26,432)	(821)
South Africa	HSBC Bank USA	200	1.00	(1)	12/20/22	18,902	(18,905)	(3)
South Africa	JPMorgan Chase Bank	600	1.00	(1)	12/20/19	32,421	(27,213)	5,208
South Africa	JPMorgan Chase Bank	310	1.00	(1)	12/20/19	16,751	(16,874)	(123)
South Africa	JPMorgan Chase Bank	400	1.00	(1)	3/20/20	23,091	(13,168)	9,923
South Africa	JPMorgan Chase Bank	300	1.00	(1)	3/20/20	17,318	(9,535)	7,783
South Africa	JPMorgan Chase Bank	200	1.00	(1)	3/20/20	11,546	(9,099)	2,447
South Africa	Nomura International PLC	700	1.00	(1)	9/20/22	64,026	(58,193)	5,833
South Africa	Nomura International PLC	361	1.00	(1)	12/20/22	34,118	(34,970)	(852)
Spain	Barclays Bank PLC	300	1.00	(1)	3/20/20	38,649	(2,659)	35,990
Spain	Barclays Bank PLC	1,080	1.00	(1)	12/20/20	151,671	(91,117)	60,554
Spain	Citibank NA	1,200	1.00	(1)	3/20/20	154,596	(50,017)	104,579
Spain	Citibank NA	800	1.00	(1)	3/20/20	103,064	(16,192)	86,872
Spain	Deutsche Bank	1,200	1.00	(1)	3/20/20	154,596	(50,017)	104,579
Spain	Deutsche Bank	500	1.00	(1)	3/20/20	64,414	(9,556)	54,858
Spain	Deutsche Bank	500	1.00	(1)	6/20/20	66,401	(27,040)	39,361
Spain	Deutsche Bank	845	1.00	(1)	12/20/20	118,669	(71,291)	47,378
Thailand	Barclays Bank PLC	1,900	0.97		9/20/19	17,754	—	17,754
Thailand	Citibank NA	1,600	0.86		12/20/14	(20,196)	—	(20,196)
Thailand	Citibank NA	900	0.95		9/20/19	9,598	—	9,598
Thailand	JPMorgan Chase Bank	800	0.87		12/20/14	(10,279)	—	(10,279)

42

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

Credit Default Swaps — Buy Protection (continued)
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Upfront Payments Received (Paid)	Net Unrealized Appreciation (Depreciation)

Tunisia	Barclays Bank PLC	$350	1.00	%(1)	9/20/17	$38,151	$(31,427)	$6,724
Tunisia	Citibank NA	360	1.00	(1)	9/20/17	39,241	(33,875)	5,366
Tunisia	Deutsche Bank	500	1.00	(1)	6/20/17	51,536	(36,689)	14,847
Tunisia	Goldman Sachs International	300	1.00	(1)	9/20/17	33,049	(23,778)	9,271
Tunisia	Nomura International PLC	400	1.00	(1)	12/20/17	45,900	(42,038)	3,862
Uruguay	Citibank NA	300	1.00	(1)	6/20/20	11,138	(17,479)	(6,341)
Uruguay	Deutsche Bank	600	1.00	(1)	6/20/20	22,277	(34,140)	(11,863)
iTraxx Europe Senior Financials 5-Year Index	Barclays Bank PLC	EUR 1,260	1.00	(1)	12/20/17	56,287	(68,028)	(11,741)
iTraxx Europe Subordinated Financials 5-Year Index	Barclays Bank PLC	EUR 840	5.00	(1)	12/20/17	(103,700)	88,126	(15,574)

						$3,351,863	$(3,118,779)	$233,084

*	If the Fund is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Fund could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2012, such maximum potential amount for all open credit default swaps in which the Fund is the seller was $32,186,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Fund (as a seller of protection) or paid by the Fund (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of year end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR	–	Euro

Cross-Currency Swaps
Counterparty	Notional Amount on Fixed Rate (Currency Received) (000’s omitted)	Notional Amount on Floating Rate (Currency Delivered) (000’s omitted)	Floating Rate	Fixed Rate	Termination Date	Net Unrealized Depreciation

Citibank NA	TRY 1,163	$729	3-month USD-LIBOR-BBA	8.23%	2/25/21	$(42,615)
Credit Suisse International	TRY 512	288	3-month USD-LIBOR-BBA	6.90	8/18/21	(15,341)
Deutsche Bank	TRY 4,266	2,680	3-month USD-LIBOR-BBA	8.20	2/24/21	(144,762)
Deutsche Bank	TRY 679	381	3-month USD-LIBOR-BBA	7.00	8/18/21	(23,166)
						$(225,884)

TRY	–	New Turkish Lira

43

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

The Fund pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written options activity for the year ended October 31, 2012 was as follows:

	Principal Amount of Contracts (000’s omitted)	Premiums Received

Outstanding, beginning of year	INR —	$—
Options written	975,700	629,303

Outstanding, end of year	INR 975,700	$629,303

INR	–	Indian Rupee

At October 31, 2012, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objectives, the Fund is subject to the following risks:

Commodity Risk:  The Fund invests in commodities-linked derivative investments, including commodity futures contracts and options thereon and forward commodity contracts, that provide exposure to the investment returns of certain commodities. Commodities-linked derivative investments are used to enhance total return and/or as a substitute for the purchase or sale of commodities.

Credit Risk:  The Fund enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk:  The Fund engages in forward foreign currency exchange contracts, options on currencies and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies. It also enters into forward foreign currency exchange contracts to hedge the currency risks of investments it anticipates purchasing.

Interest Rate Risk:  The Fund utilizes various interest rate derivatives including futures, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates, and/or to change the effective duration of its portfolio.

The Fund enters into swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position. At October 31, 2012, the fair value, excluding upfront payments, of derivatives with credit-related contingent features in a net liability position was $4,897,333. The aggregate fair value of assets pledged as collateral by the Fund for such liability was $623,379 at October 31, 2012.

The non-exchange traded derivatives in which the Fund invests, including swap contracts, over-the-counter options, forward commodity contracts and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives. At October 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk was $3,536,825, with the highest amount from any one counterparty being $548,048. Such maximum amount would be reduced by any unamortized upfront payments received by the Fund. Such amount would be increased by any unamortized upfront payments made by the Fund. To mitigate this risk, the Fund (and subsidiary) has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Fund (and subsidiary) or the counterparty. At October 31, 2012, the maximum amount of loss the Fund would incur due to counterparty risk would be reduced by approximately $2,553,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Fund if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred. Because the Subsidiary is not registered under the 1940 Act, it may not be able to negotiate terms with its counterparties that are equivalent to those a registered fund may negotiate. As a result, the Subsidiary may have greater exposure to those counterparties than a registered fund.

44

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2012 was as follows:

	Fair Value
Consolidated Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Commodity

Securities of unaffiliated issuers, at value	$—	$491,566	$—	$217,000
Net unrealized appreciation*	—	—	467	—
Receivable for open forward foreign currency exchange contracts	—	1,181,251	—	—
Receivable for open swap contracts; Premium paid/received on open swap contracts	3,783,560	—	173,841	—

Total Asset Derivatives	$3,783,560	$1,672,817	$174,308	$217,000

Written options outstanding, at value	$—	$(282,956)	$—	$—
Net unrealized appreciation*	—	—	(58,278)	(99,286)
Payable for open forward commodity contracts	—	—	—	(109,589)
Payable for open forward foreign currency exchange contracts	—	(1,642,113)	—	—
Payable for open swap contracts; Premium paid/received on open swap contracts	(1,727,033)	—	(696,925)	—

Total Liability Derivatives	$(1,727,033)	$(1,925,069)	$(755,203)	$(208,875)

*     Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2012 was as follows:

Consolidated Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate	Commodity

Net realized gain (loss) —
Investments transactions	$—	$(668,884)	$—	$(34,750)
Futures contracts	—	—	192,026	96,412
Swap contracts	665,316	—	(561,885)	—
Forward commodity contracts	—	—	—	(282,926)
Foreign currency and forward foreign currency exchange contract transactions	—	7,733,624	—	—

Total	$665,316	$7,064,740	$(369,859)	$(221,264)

Change in unrealized appreciation (depreciation) —
Investments	$—	$464,742	$—	$30,870
Written options	—	346,347	—	—
Futures contracts	—	—	(71,656)	(152,211)
Swap contracts	(2,649,004)	—	(332,272)	—
Forward commodity contracts				285,026
Foreign currency and forward foreign currency exchange contracts	—	(2,607,049)	—	—

Total	$(2,649,004)	$(1,795,960)	$(403,928)	$163,685

45

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

The average notional amounts of futures contracts, forward commodity contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $17,764,000, $2,129,000, $179,634,000 and $101,734,000, respectively.

The average principal amount of purchased currency options contracts and average number of purchased commodity options contracts outstanding during the year ended October 31, 2012, which are indicative of the volume of these derivative types, were approximately $24,742,000 and 5 contracts, respectively.

8  Credit Agreement

The Fund has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $150 million pursuant to a 364-day revolving line of credit. Borrowings under the Agreement are secured by the assets of the Fund. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, the Fund pays a commitment fee of 0.15% on the borrowing limit. The Fund is required to maintain certain net asset levels during the term of the Agreement. At October 31, 2012, the Fund had borrowings outstanding under the Agreement of $115,000,000 at an interest rate of 1.03%. The carrying amount of the borrowings at October 31, 2012 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 10) at October 31, 2012. For the year ended October 31, 2012, the average borrowings under the Agreement and the average interest rate were $101,666,667 and 1.08%, respectively.

9  Risks Associated with Foreign Investments and Currencies

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities and currencies also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

46

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notes to Consolidated Financial Statements — continued

At October 31, 2012, the hierarchy of inputs used in valuing the Fund’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Interests	$—	$159,891,679	$402,057	$160,293,736
Collateralized Mortgage Obligations	—	45,595,104	—	45,595,104
Commercial Mortgage-Backed Securities	—	8,639,134	—	8,639,134
Mortgage Pass-Throughs	—	118,007,927	—	118,007,927
Asset-Backed Securities	—	456,071	—	456,071
Corporate Bonds & Notes	—	2,589,717	—	2,589,717
Foreign Corporate Bonds & Notes	—	2,584,288	—	2,584,288
Foreign Government Bonds	—	65,048,531	—	65,048,531
Common Stocks	—	946,787	1,736,226	2,683,013
Warrants	—	—	0	0
Precious Metals	7,124,697	—	—	7,124,697
Currency Call Options Purchased	—	474,377	—	474,377
Currency Put Options Purchased	—	17,189	—	17,189
Put Options Purchased	217,000	—	—	217,000
Short-Term Investments —
Foreign Government Securities	—	24,683,095	—	24,683,095
U.S. Treasury Obligations	—	6,685,833	—	6,685,833
Repurchase Agreements	—	16,253,216	—	16,253,216
Other	—	4,994,147	—	4,994,147

Total Investments	$7,341,697	$456,867,095	$2,138,283	$466,347,075

Forward Foreign Currency Exchange Contracts	$—	$1,181,251	$—	$1,181,251
Futures Contracts	467	—	—	467
Swap Contracts	—	3,957,401	—	3,957,401

Total	$7,342,164	$462,005,747	$2,138,283	$471,486,194

Liability Description

Currency Call Options Written	$—	$(261,797)	$—	$(261,797)
Currency Put Options Written	—	(21,159)	—	(21,159)
Securities Sold Short	—	(15,976,121)	—	(15,976,121)
Forward Commodity Contracts	—	(109,589)	—	(109,589)
Forward Foreign Currency Exchange Contracts	—	(1,642,113)	—	(1,642,113)
Futures Contracts	(157,564)	—	—	(157,564)
Swap Contracts	—	(2,423,958)	—	(2,423,958)

Total	$(157,564)	$(20,434,737)	$—	$(20,592,301)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Fund.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2012 is not presented. At October 31, 2012, there were no investments transferred between Level 1 and Level 2 during the year then ended.

47

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Short Duration Diversified Income Fund:

We have audited the accompanying consolidated statement of assets and liabilities of Eaton Vance Short Duration Diversified Income Fund and subsidiary (the “Fund”), including the consolidated portfolio of investments, as of October 31, 2012, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2012, by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Short Duration Diversified Income Fund and subsidiary as of October 31, 2012, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2012

48

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2013 will show the tax status of all distributions paid to your account in calendar year 2012. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals.

Qualified Dividend Income.  The Fund designates approximately $284,168, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

49

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Notice to Shareholders (Unaudited)

At the August 8, 2011 Board Meeting, the Trustees approved the following defensive investing policy: “During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies.”

In October of 2012, the Fund eliminated the 15% limit on the Fund’s ability to execute short sales. The Fund will continue to be required to not make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short.

50

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Dividend Reinvestment Plan

The Fund offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Fund’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Fund. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

51

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Short Duration Diversified Income Fund

c/o American Stock Transfer & Trust Company

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders

As of October 31, 2012, Fund records indicate that there are 37 registered shareholders and approximately 13,649 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EVG.

52

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Management and Organization

Fund Management.  The Trustees of Eaton Vance Short Duration Diversified Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 187 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2015. 3 years. Trustee since 2008.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 187 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.
Directorships in the Last Five Years.(1) Director of EVC and Hexavest Inc.

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee	Until 2015. 3 years. Trustee since 2011.	Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., L.L.C. (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand L.L.P. (now PricewaterhouseCoopers) (public accounting firm) (1987-1997).
Directorships in the Last Five Years. None.

Benjamin C. Esty 1963	Class I Trustee	Until 2015. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2015. 3 years. Trustee since 2007.

Private Investor. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Former Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007). Former Chief Executive Officer of Assurant, Inc. (insurance provider) (1979-2000).

Directorships in the Last Five Years.(1) Director of Stonemor Partners, L.P. (owner and operator of cemeteries). Formerly, Director of Assurant, Inc. (insurance provider) (1979-2011).

William H. Park 1947	Class II Trustee	Until 2013. 3 years. Trustee since 2004.	Consultant and private investor. Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2013. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

53

Eaton Vance

Short Duration Diversified Income Fund

October 31, 2012

Management and Organization — continued

Name and Year of Birth	Position(s) with the Fund	Term of Office; Length of Service	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2014. 3 years. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(1) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2014. 3 years. Trustee since 2005.	Distinguished Professor of Corporate and Business Law, Jack G. Clarke Business Law Institute, Cornell University Law School. Formerly, the Paul Hastings Professor of Corporate and Securities Law (2006-2012) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.
Directorships in the Last Five Years.(1) None.

Harriett Tee Taggart 1948	Class II Trustee	Until 2013. 1 year. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years. Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2014. 3 years. Chairman of the Board since 2007 and Trustee since 2005.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Fund	Length of Service	Principal Occupation(s) During Past Five Years

Payson F. Swaffield 1956	President	Since 2007	Vice President and Chief Income Investment Officer of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011, Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR.

(1)

During their respective tenures, the Trustees (except Mr. Eston and Ms. Taggart) also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

54

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  A Fund also may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that a Fund will take such action or that such purchases would reduce the discount. If applicable, a Fund may also redeem or purchase its outstanding auction preferred shares (APS) in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  The Eaton Vance closed-end funds make certain fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each month. Certain fund performance data for the funds, including total returns, are posted to the website shortly after the end of each month. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

55

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2319-12/12	CE-SDDISRC

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a consultant and private investor. Previously, he served as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	10/31/11	10/31/12
Audit Fees	$85,200	$88,710
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$27,610	$31,710
All Other Fees(3)	$1,200	$7,940

Total	$114,010	$128,360

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended October 31, 2011 and October 31, 2012; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	10/31/11	10/31/12
Registrant	$28,810	$39,650
Eaton Vance(1)	$266,431	$566,619

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Scott E. Eston, Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Scott H. Page, Payson F. Swaffield, Catherine M. McDermott, Eric A. Stein and Andrew Szczurowski and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall and day-to-day management of the Fund’s investments as well as allocations among the Fund’s three principal investment categories.

Mr. Page has been an Eaton Vance portfolio manager since 1996 and is a Vice President of EVM and Boston Management and Research, an Eaton Vance subsidiary (“BMR”). He is head of Eaton Vance’s Bank Loan Investment Group. Mr. Swaffield is Chief Income Investment Officer of EVM and BMR and has been an Eaton Vance portfolio manager since 1996. Ms. McDermott has been with Eaton Vance since 2000 and is a Vice President of EVM and BMR. Mr. Stein became a portfolio manager effective December 6, 2012, is a Vice President of EVM and BMR and co-manages other Eaton Vance funds and portfolios. Mr. Stein originally joined EVM in July 2002. Prior to rejoining EVM in 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Mr. Szczurowski became a portfolio manager effective November 1, 2011 and is an Assistant Vice President of EVM and BMR. He has been a member of the MBS group at Eaton Vance since 2007 and an analyst since 2008. Prior to 2007, Mr. Szczurowski was affiliated with Bank of New York Mellon. This information is provided as of the date of filing of this report.

The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars), in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total assets of Accounts Paying a Performance Fee
Scott H. Page
Registered Investment Companies	13	$21,546.2	0	$0
Other Pooled Investment Vehicles	6	$7,092.3	1	$423.9
Other Accounts	2	$1,521.5	0	$0
Payson F. Swaffield
Registered Investment Companies	2	$2,267.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Catherine C. McDermott
Registered Investment Companies	2	$1,077.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Eric A. Stein*
Registered Investment Companies	7	$18,863.3	0	$0
Other Pooled Investment Vehicles	3	$847.4	0	$0
Other Accounts	0	$0	0	$0
Andrew Szczurowski
Registered Investment Companies	2	$2,302.2	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

*	Mr. Stein became a portfolio manager of the Fund effective December 6, 2012. This portfolio manager serves as portfolio manager of one or more registered investment companies that invest in one or more underlying registered investment companies in the Eaton Vance fund family. The underlying investment companies may be managed by this portfolio manager or another portfolio manager(s).

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Scott H. Page	None
Payson F. Swaffield	None
Catherine M. McDermott	None
Eric A. Stein	$1 - $10,000
Andrew Szczurowski	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Short Duration Diversified Income Fund

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	December 17, 2012

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	December 17, 2012